     As filed with the Securities and Exchange Commission on March 08, 2004

                                                              File No. 811-03626


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY


                                 CITIZENS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                230 Commerce Way, Portsmouth, New Hampshire 03801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (603) 436-5152

                                 Sophia Collier
                             Citizens Advisers, Inc.
                                230 Commerce Way
                              Portsmouth, NH 03801
                     (Name and Address of Agent for Service)

                                  June 30, 2004
                            (Date of fiscal year end)

                                December 31, 2003
                           (Date of reporting period)

ITEM 1.  REPORT TO SHAREHOLDERS.

[CITIZENS FUNDS* LOGO]

FUNDAMENTALLY STRONG. SOCIALLY RESPONSIBLE.

SEMI-ANNUAL REPORT 12.31.2003
AND SUPPLEMENTAL COMMENTARY

CITIZENS 300 FUND

CITIZENS CORE GROWTH FUND

CITIZENS EMERGING GROWTH FUND

CITIZENS SMALL CAP CORE GROWTH FUND

CITIZENS VALUE FUND

CITIZENS GLOBAL EQUITY FUND

CITIZENS BALANCED FUND

CITIZENS ULTRA SHORT BOND FUND

CITIZENS INCOME FUND

CITIZENS MONEY MARKET FUND

CITIZENS PRIME MONEY MARKET FUND

TABLE OF CONTENTS

SUPPLEMENTAL COMMENTARY

   LETTER FROM THE PRESIDENT                                              1

   CITIZENS FOCUS: RESPONSIBLE INVESTING + ADVOCACY                       2

SEMI-ANNUAL REPORT

   MARKET OVERVIEW                                                        4

   PORTFOLIO REVIEW                                                       5

   PORTFOLIO HOLDINGS                                                    15

   STATEMENTS OF ASSETS AND LIABILITIES                                  34

   STATEMENTS OF OPERATIONS                                              36

   STATEMENTS OF CHANGES IN NET ASSETS                                   38

   FINANCIAL HIGHLIGHTS                                                  42

   FINANCIAL NOTES                                                       48

["Supplemental Commentary" on pages 1-3 has not been included because it is not part of the Semi-annual report.]

NNUAL REPORT                                               MARKET OVERVIEW

INVESTOR CONFIDENCE INCREASES

In the final six months of 2003, investors moved from an attitude of hope that the economy would rebound to growing certainty that it finally had entered a period of sustained recovery. As confidence grew, stocks posted strong gains, with small- and mid-cap stocks leading the way. The Russell 2000 Index, the common benchmark for small-cap investing, appreciated by 24.92% during the six months, while the Standard & Poor's 500 Index, a measure of large-cap performance, gained 15.14%. While small-cap stocks significantly outpaced large-cap stocks during 2003, large caps appeared to gain strength in the final weeks of the year, possibly reflecting increased interest in larger, stable-growth stocks with the potential to perform well throughout an economic recovery.

Reflecting the improving outlooks for growing profits and healthier balance sheets, corporate bonds continued to outperform U.S. Treasuries and other high-grade securities. The Merrill Lynch High Yield Master Index rose by 8.52% during the second half of 2003, while the Lehman Brothers Government Long Bond Index fell 3.79%. The weakening of the U.S. dollar and the improved outlook for the global economy also made foreign stocks attractive. Major foreign equity markets, as measured by the Morgan Stanley Capital International EAFE Index, climbed by 26.59% during the six months ended December 31, 2003.

MOST ECONOMIC SIGNS WERE POSITIVE

In the final six months of 2003, evidence of a recovery became increasingly apparent. In November, for example, the U.S. government revised upward its estimate of the rate of growth of the economy, reporting that gross domestic product (GDP) had grown at an annualized rate of 8.2% in the third quarter of the year. That rate reflected continued strength in the consumer sector, as well as new capital spending by corporations that had previously been postponing investments on plants and equipment. Corporate profits also were impressive, with an increasing number of companies meeting or exceeding their earnings estimates for the third and fourth quarters. After three years of cost-cutting, many companies had become highly efficient and able to grow their earnings substantially with virtually any increase in revenues. One concern that continued to worry some investors, however, was the job situation. But even that appeared to stabilize and show early signs of improvement. In November the economy added 57,000 non-farm jobs, a clear improvement over earlier in the year when the number of jobs was declining. In past economic recoveries, new job growth tended to be a lagging, rather than a leading, indicator of growth.

GROWTH INVESTMENTS APPEAR ATTRACTIVE

We have an optimistic outlook for investment prospects in 2004. Led by strength in China, the United States and Europe, the global economy is accelerating. We believe this is a positive for equity investments and corporate bonds. Domestically, the stock market appears well positioned to have another positive year, with large companies potentially in an improved position to outperform small companies. Smaller companies, the performance leaders during 2003, have been helped by the Federal Reserve Board's accommodative policy of low interest rates, which injected needed liquidity into the market. However, we believe that some small-cap stocks may have risen to valuations that can't be supported by their fundamentals. Moreover, Fed Chairman Alan Greenspan has indicated that short-term rates may begin to rise in 2004, perhaps by June. Larger companies, with more consistent and predictable earnings and stronger fundamentals, may be better positioned to outperform in the coming months.

Going forward, we believe synchronized economic growth should be the dominant theme globally. As global demand increases, domestic manufacturers that have reduced their costs are well positioned to benefit from this global phenomenon, particularly during a period of weakness in the U.S. dollar.

PORTFOLIO REVIEW                                               CITIZENS 300 FUND

TOTAL RETURNS                                                (as of 12/31/2003)

                                TICKER      6         1         5       SINCE
                                SYMBOL    MONTHS     YEAR      YEARS  INCEPTION
-------------------------------------------------------------------------------
Standard shares                  CFCDX     N/A       N/A        N/A      9.81%

The Citizens 300 Fund is off to a good start. It started on August 29, 2003, and finished the year with a return of 9.81%, versus the benchmark S&P 500 return of 10.99%. We are very pleased to have the Citizens 300 Fund available, as it offers shareholders an efficient manner in which to invest in companies included in the Citizens Index -- an index comprised of the stocks of 300 companies selected to represent the best companies within their respective industries.

As would be expected, given the fund's strategy of investing its assets in companies based upon their market weight in the Citizens Index, the fund's performance was dominated by the results of its largest-sized companies within the Citizens Index versus the largest companies in the benchmark S&P 500 Index. In this "battle of the giants" strong performance by Pfizer (4.93% of the portfolio*), Intel (3.77% of the portfolio*), and Cisco (3.01% of the portfolio*) made the most substantial contribution to the fund's return versus the S&P 500. The fund's relative performance was hurt from a year-end rally in socially rejected names such as Exxon Mobil, Altria (formerly known as Philip Morris), Chevron and General Electric.

Looking forward to 2004, we believe the Citizens 300 Fund is positioned to benefit from an improving economy, with overweights in the health care, information technology and consumer discretionary sectors. One company we will be watching during the upcoming year is Microsoft, our largest holding. During the second half of 2003, Microsoft (5.33% of the portfolio*) seemed to be stuck in a trading range between approximately $25 and $29 a share. The company is highly profitable as a result of its premier position in what looks like a maturing industry of desktop computing. One major potential catalyst for the stock could be an eventual announcement of the company's plans for its enormous cash horde, now totaling over $51 billion dollars.

[SIDENOTE]

GOAL
Long-term capital appreciation

STRATEGY
Invests in companies that comprise the Citizens Index

INCEPTION DATES
Standard shares 08/29/03

IMPORTANT NOTES

Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The S&P 500 Index is comprised of 500 common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged, and you cannot invest directly in them. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted during the period to maintain expense limits, without which returns would have been lower.

*As of 12/31/03. Portfolio holdings are subject to change without notice.

PORTFOLIO REVIEW                                       CITIZENS CORE GROWTH FUND

AVERAGE ANNUAL RETURNS                                       (as of 12/31/2003)

                               TICKER      6         1         5        SINCE
                               SYMBOL    MONTHS    YEAR      YEARS    INCEPTION
--------------------------------------------------------------------------------
Standard shares                 WAIDX    12.35%    23.13%    -5.45%      9.46%
Institutional shares            WINIX    12.81%    24.00%    -4.80%      8.48%
Administrative shares           CGADX    12.59%    23.63%      N/A     -11.63%

The six months ended December 31, 2003, was a period of good positive performance for the fund, with a return of 12.35% for the fund's Standard shares. Our initial caution at the beginning of the period caused us to slightly underperform the 14.73% six-month return posted by the fund's benchmark, the Russell 1000 Growth Index. However, we were pleased with the fund's progress as the period progressed.

The best performing sector for the fund during the period was telecommunications services, where Nextel Communications (0.83% of the portfolio*) appreciated by a remarkable 55%. Nextel's successful "push to talk" wireless service, combined with its low-cost spectrum acquisition strategy, makes it a uniquely positioned company within the wireless industry. Individual stocks that made significant contributions in the period were 3M (2.40% of the portfolio*), the large industrial company that has successfully executed a multi-year turnaround, and Flextronics, a contract manufacturer for high-technology firms.

While no sector was negative in absolute terms, the fund's holdings in information technology, consumer discretionary and health care lagged slightly on a relative basis versus the benchmark. We were hurt by a poorly timed purchase of the hardware chain Lowes and by our ownership of Kohl's and Interactive Corp., both of which declined and were sold during the period.

Looking forward, we believe the fund is well positioned for 2004. We are continuing our strategy of positioning the portfolio in quality growth "leaders." We have also included a healthy component of smaller companies that we consider to be "challengers" and "innovators" within their respective industries. We are not seeking to take substantial amounts of risk, but to position the portfolio to participate in the highest growth areas of the economy. Entering the first quarter of 2004, our largest overweighted industries versus the benchmark are biotechnology, semiconductors, diversified financial services and machinery, and our most significant underweights are pharmaceuticals and industrial conglomerates (largely as a result of not holding socially rejected General Electric).

[SIDENOTE]

GOAL
Long-term capital appreciation

STRATEGY
Invests mainly in stocks of U.S. large-capitalization companies

INCEPTION DATES
Standard shares 03/03/95
Institutional shares 01/25/96
Administrative shares 02/04/00

IMPORTANT NOTES

Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The Russell 1000 Growth Index is an index comprised of large-sized U.S.companies. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

*As of 12/31/03. Portfolio holdings are subject to change without notice.

                                                   CITIZENS EMERGING GROWTH FUND

AVERAGE ANNUAL RETURNS                                       (as of 12/31/2003)

                               TICKER      6         1         5      SINCE
                               SYMBOL    MONTHS     YEAR     YEARS  INCEPTION
-----------------------------------------------------------------------------
Standard shares                 WAEGX    16.79%    31.55%     1.00%   11.84%
Institutional shares            CEGIX    17.10%    32.43%      N/A    -5.16%
Administrative shares           CGRDX    16.92%    32.01%      N/A   -12.30%

An improving economic picture coupled with the ability for companies to meet or beat earnings expectations set the stage for a strong rally in the second half of 2003. Following an impressive run-up during the second quarter of 2003, mid-cap stocks continued their ascent in the second half of the year, with the Citizens Emerging Growth Fund, Standard shares earning 16.79% for the period. The fund's benchmark, the Russell MidCap Growth Index, returned 20.19% for the same period.

Good stock selection in the industrials sector was the biggest positive contributor to the fund's performance relative to the benchmark. Leading performers included Jet Blue Airways and Fastenal (2.16% of the portfolio*), a manufacturer of commercial building supplies. Career Education, an adult for-profit education provider, also performed quite well, aided by an improving economy and continued strong enrollment trends.

Technology was the biggest contributor to the fund's underperformance versus the index. Concerns about the economic recovery and pickup in business spending caused a number of our technology stocks to falter, especially during the latter part of September. Technology stocks that adversely impacted performance included Hyperion Solutions, a business intelligence software company, and Globespan Virata, a telecommunications semiconductor chip and software manufacturer. We feel that the fundamental outlooks for these companies are sound, and as the recovery gathers steam we expect their results to accelerate accordingly. Within our health care holdings, another stock that negatively impacted performance during the period was Medimmune (1.31% of the portfolio*), a manufacturer of inhalable flu vaccines. The stock performed poorly during the period, mainly because Wal-Mart announced it was not going to stock the drug in its stores due to cost issues.

Entering 2004, the portfolio is positioned relatively aggressively, as we continue to project economic acceleration, improvement in the job outlook, and increased willingness by businesses to spend on capital equipment, hiring and new product development. However, high valuations in certain sectors, such as technology and consumer discretionary, have prompted us to trim some weightings or exit some positions altogether. A few of the themes we are focused on include higher business spending, revenue growth, a recovering manufacturing base, a weaker U.S. dollar, and China's role in the global economy -- as a source of both demand and potential cost cutting for U.S. manufacturers.

[SIDENOTE]

GOAL
Aggressive growth

STRATEGY
Invests mainly in stocks of young, growing, medium-capitalization companies

INCEPTION DATES
Standard shares 02/08/94
Institutional shares 11/01/99
Administrative shares 02/04/00

IMPORTANT NOTES

Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The Russell MidCap Growth Index includes those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

Investments in the Citizens Emerging Growth Fund involve unique risks, as small- and medium-sized companies may have inexperienced management, limited product line, a difficult time obtaining financing or market share, and their shares may be more volatile and not traded as frequently or in as large a volume as larger companies.

*As of 12/31/03. Portfolio holdings are subject to change without notice.

PORTFOLIO REVIEW                             CITIZENS SMALL CAP CORE GROWTH FUND

AVERAGE ANNUAL RETURNS                                       (as of 12/31/2003)

                               TICKER      6          1         3        SINCE
                               SYMBOL    MONTHS     YEAR      YEARS    INCEPTION
--------------------------------------------------------------------------------
Standard shares                 CSCSX    22.03%    39.21%      4.13      1.46%

After an impressive rally during the second quarter of 2003, small-cap stock prices continued to climb in the second half of the year. Within this favorable environment, the Citizens Small Cap Core Growth Fund earned 22.03% during the six-month period ended December 31, 2003, while the fund's benchmark, the Russell 2000 Growth Index, returned 24.48%.

Health care, led by our holdings in medical devices, was our top-performing sector versus the benchmark during the period. Financial services was the second biggest contributor. Within the health care sector, attractive valuations and companies' continued ability to meet or exceed earnings expectations provided a favorable backdrop. Therasense (1.04% of the portfolio*), Intermune (2.05% of the portfolio*), Sangstat Medical Corporation, and Merit Medical Systems (0.53% of the portfolio*) performed strongly in the second half of 2003. Both Therasense and Sangstat were acquired during the period. Within financial services, Jeffries Inc. (1.54% of the portfolio*), a broker-dealer and investment bank, significantly outperformed versus the benchmark, as a booming high-yield market and increased trading volume boosted results.

The fund's underperformance was due primarily to some of our technology picks. In addition, our holdings in the consumer discretionary and industrials sectors also underperformed. Concerns about the economic recovery and pickup in business spending caused a number of holdings to underperform, especially during the end of September. Within technology, we feel that the fundamental outlooks of the stocks we hold are sound -- in fact, technology was the fund's best performing sector in the fourth quarter of 2003. As the recovery gathers steam we expect their results to continue to improve.

The portfolio is positioned relatively aggressively, as we continue to project economic acceleration, improvement in the job outlook, and increased willingness by businesses to spend on capital equipment, hiring and new product development. However, high valuations in certain sectors, such as technology and consumer discretionary, have prompted us to trim some weightings or exit some positions altogether. The themes we are focused on include higher business spending, revenue growth, a recovering manufacturing base, a weaker U.S. dollar, and China's role in the global economy -- as a source of both demand and potential cost cutting for U.S. manufacturers.

[SIDENOTE]

GOAL
Capital appreciation

STRATEGY
Invests mainly in stocks of small-capitalization U.S. companies

INCEPTION DATES
Standard shares 12/28/99

IMPORTANT NOTES

Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

Investments in the Citizens Small Cap Core Growth Fund involve unique risks, as small- and medium-sized companies may have inexperienced management, limited product line, a difficult time obtaining financing or market share, and their shares may be more volatile and not traded as frequently or in as large a volume as larger companies.

*As of 12/31/03. Portfolio holdings are subject to change without notice.

                                                             CITIZENS VALUE FUND

AVERAGE ANNUAL RETURNS                                       (as of 12/31/2003)

                                TICKER      6         1          5      SINCE
                                SYMBOL    MONTHS     YEAR      YEARS  INCEPTION
--------------------------------------------------------------------------------
Standard shares(1)               MYPVX    16.67%    33.51%     2.91%     7.49%

The Citizens Value Fund returned 16.67% for the six months ended December 31, 2003, outperforming the S&P 500 Index return of 15.14% and completing a successful year for the fund overall.

The fund benefited strongly from its "relative value" strategy of selecting financially strong but out-of-favor companies that are selling below the average value of their peer groups. Our experience has been that the share prices of these types of companies rise as the companies make progress and Wall Street gradually reevaluates their worth. Examples of companies where our relative value theme worked well during the period include out-of-favor tech giant Hewlett-Packard (2.91% of the portfolio*) and CVS (1.99% of the portfolio*), the drugstore chain. Both companies appreciated nicely on the news of obvious fundamental improvements in both businesses. Another success was FleetBoston Financial, a Northeast bank selling at a low relative price-to-book value. Bank of America (2.43% of the portfolio*) proposed to acquire Fleet at a 30% premium. In December, the trend reversed a bit. Sin stocks and Rust Belt names so often found in the portfolios of classic value investors had a strong run. Companies such as Exxon Mobil, tobacco giant Altria (formerly known as Philip Morris), Boeing and U.S. Steel had impressive appreciation -- none of which we shared. Despite underperforming the benchmark during the month of December, the fund outperformed its benchmark during the six-month period.

Looking forward, we will continue our relative value strategy in the coming year. We are positioned in essentially a sector-neutral manner with overweights in machinery, health care equipment, computers and peripherals, and food products. Our most underweighted industries are industrial conglomerates, pharmaceuticals and software.

[SIDENOTE]

GOAL
Long-term capital appreciation

STRATEGY
Invests mainly in stocks and other equities of U.S. large-capitalization companies

INCEPTION DATES
Standard shares 06/13/96

IMPORTANT NOTES

Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The S&P 500 Index is an unmanaged index comprised of 500 common stocks chosen for market size, liquidity and industry group representation. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

(1) Includes performance of the fund's predecessor, the Meyers Pride Value Fund, for the periods prior to September 24, 2001.

*As of 12/31/03. Portfolio holdings are subject to change without notice.

PORTFOLIO REVIEW                                     CITIZENS GLOBAL EQUITY FUND

AVERAGE ANNUAL RETURNS                                       (as of 12/31/2003)

                          TICKER         6           1           5       SINCE
                          SYMBOL       MONTHS       YEAR       YEARS   INCEPTION
--------------------------------------------------------------------------------
Standard shares            WAGEX       15.83%       21.55%    -0.99%     6.64%
Institutional shares       CGEIX       16.26%       22.36%      N/A     -6.39%
Administrative shares      CEADX       16.06%       21.93%      N/A    -15.87%

A positive second quarter and a series of aggressive interest rate cuts worldwide over the course of the summer set the stage for a strong second half in 2003. Global markets were buoyed further by unexpectedly good corporate earnings and an uptick in investor confidence. In the second half of 2003, the Citizens Global Equity Fund, Standard shares returned 15.83%, while the MSCI World Index, the fund's benchmark, rose 19.79%.

Health care and industrials were the fund's two best contributing sectors during the period. Industrials are classically defensive, and so their performance was in a sense unsurprising in the market environment discussed below. The health care sector's rise disguises wide dispersion in the returns of individual stocks. Biotech company Invitrogen (0.92% of the portfolio*), up more than 80% during the period, was by far our best performer, while most international pharmaceutical multi-nationals lagged the index.

Much of the fund's underperformance relative to the benchmark reflected the nature of the market rally. High-quality stocks, in which the fund was predominantly invested, lagged the broader market, as more speculative stocks jumped dramatically from deeply depressed levels. Many of these lower-quality issues had been on the brink of serious financial problems. However, with the benefit of much lower interest rates, they became viable again within a very short period of time. Within this environment, market participants largely ignored financially secure blue chip companies -- in a quest for the biggest gains they could find, regardless of risk. With value stocks similarly outperforming growth stocks, this created a difficult headwind in terms of the fund's style, which is focused primarily on large, high-quality growth stocks.

Negative contributors to performance included our underweighting in materials (largely through a lack of strong eligible candidates) and energy. Our slight underweight in financials was also slightly detrimental. The area in which we were most overweight, technology, also modestly detracted from performance, largely as a result of the wide dispersion among weak and strong performers. For example, within the software industry, SAP (1.53% of the portfolio*) rose more than 40%, yet Microsoft (2.27% of the portfolio*), moved up only 6% during the six-month period.

Despite mixed results during the period, we regard many of our holdings as poised to do particularly well going into 2004. Given a continuing accommodative monetary policy, low inflation and improving corporate earnings, we're optimistic on global equity markets and believe that there is more progress to be made in the near term.

[SIDENOTE]

GOAL
Capital appreciation

STRATEGY
Invests mainly in stocks and other equities of foreign and U.S. companies

INCEPTION DATES
Standard shares 02/08/94
Institutional shares 11/01/99
Administrative shares 02/04/00

IMPORTANT NOTES

Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted equity index of over 1,500 stocks traded in 22 world markets. The index is unmanaged, and you cannot invest directly in it. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

Investments in the Citizens Global Equity Fund involve risks of investing in foreign markets, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

*As of 12/31/03. Portfolio holdings are subject to change without notice.

                                                          CITIZENS BALANCED FUND

AVERAGE ANNUAL RETURNS                                       (as of 12/31/2003)

                        TICKER         6           1            5        SINCE
                        SYMBOL       MONTHS       YEAR        YEARS    INCEPTION
--------------------------------------------------------------------------------
Standard shares          CFBLX       10.53%      16.39%        N/A      15.42%

For the six months ended December 31, 2003, the Citizens Balanced Fund had a total return of 10.53%, outpacing the return of its benchmark index, which returned 9.03%. The fund's benchmark index is a blended index comprised of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The fund's average asset allocation during the period was 70% to equities and 30% to fixed-income securities.

Within the equity portion of the portfolio our top performing sectors were information technology and industrials. Within information technology we benefited strongly from our holdings in Symantec (0.33% of the portfolio*), the anti-virus and Internet security company, and Flextronics, a contract manufacturer of high technology products. Our lowest performing sector during the period was health care. A top detractor in the health care area was Amgen (1.20% of the portfolio*), a large biotechnology company that declined by over 6% during the period. We continue to hold Amgen and believe the weakness in the stock will abate as company earnings and progress become more evident to Wall Street. At the end of the period, another factor that hindered performance versus the index was a strong rally by both Exxon Mobil and Altria, two companies that are socially rejected.

In the fixed-income portion of the portfolio, the most positive contributions to performance came from our corporate holdings. The most significant gains came from our lower-quality and high-yield corporate holdings (commonly known as "junk bonds"). Specifically, Yum! Brands (0.39% of the portfolio*) and XTO Energy (0.34% of the portfolio*) performed well, as did The Gap (0.40% of the portfolio*) and Cox Communications (0.62% of the portfolio*). As the economy continues to show improvement, these high-yield companies have improved their balance sheets and, in turn, their corporate spreads should tighten versus Treasuries.

Looking forward, the sector allocations within the equity portion of the Citizens Balanced Fund will be positioned closer to the market weighting of the benchmark. This strategy should be an added risk-control benefit. Entering 2004, we believe the fund is positioned for an improving economy with slight overweights in heath care, information technology and the consumer discretionary sectors. Within the fixed-income portion of the portfolio, we believe that corporate bonds will continue to outperform higher-quality government and agency issues.

[SIDENOTE]

GOAL
Current income and capital appreciation

STRATEGY
Invests in a blend of stocks, bonds, and money market securities

INCEPTION DATES
Standard shares 12/20/02

IMPORTANT NOTES

Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of interest, dividends and distributions. Index results do not include costs of investing, which would lower performance. The S&P 500 Index is comprised of 500 common stocks chosen for market size, liquidity and industry group representation. The Lehman Brothers U.S. Aggregate Bond Index is an index of taxable, investment-grade fixed-income securities, including government, corporate, mortgage and asset-backed securities. The indexes are unmanaged, and you cannot invest directly in them. Interest rate increases can cause the value of bonds to decrease, meaning that a fund's bond investments may lose value in a rising interest rate environment. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower.

*As of 12/31/03. Portfolio holdings are subject to change without notice.

PORTFOLIO REVIEW                                  CITIZENS ULTRA SHORT BOND FUND

AVERAGE ANNUAL RETURNS                                      (as of 12/31/2003)

                        TICKER        6           1          5        SINCE
                        SYMBOL      MONTHS       YEAR      YEARS    INCEPTION
-----------------------------------------------------------------------------
Standard shares          CFSBX       0.07%       1.65%      N/A       1.97%

The economic picture brightened considerably during the six-month period ended December 31, 2003, as a growing number of factors pointed toward economic recovery. Better-than-expected economic data caused a moderate rise in shorter interest rates, versus a much larger move on the long end of the yield curve. With the inverse relationship of prices and yields, the prices of fixed-income securities moved lower as rates moved higher. During the period, the fund returned 0.07%. The fund's benchmark, the Merrill Lynch 1-Year Treasury Note Index, was up 0.57% during the same period. The fund's 30-day yield moved from 1.56% on June 30, 2003 to 1.72% as of December 31, 2003.

Our focus on high-quality corporate bonds and asset-backed securities -- which at the end of the period represented 43% and 23% of the fund's assets, respectively -- continued to help performance versus the benchmark. While our exposure to asset-backed and mortgage-backed securities was helpful, our over-allocation to government agency issues underperformed relative to the Treasury market.

In managing the fund, we continue to concentrate on net asset value (NAV) stability and increasing yield when possible. Our strategy during the period was to keep the fund's duration slightly shorter than the benchmark in anticipation of higher interest rates. Generally, the shorter a fund's (or bond's) duration, the less sensitive its share price is to changes in interest rates. The 2-year Treasury note, on which most short-term corporate bond prices are based, moved from 1.30% to 1.82% during the period.

Most signs heading into 2004 point to a strong U.S. economy going forward. Unemployment is improving, retail sales (including automobile sales) are improving, and the manufacturing sector is on the upswing. That said, some negatives still exist. Increasing commodity prices and the downward spiral of the U.S. dollar continue to caution market participants. Sluggish wage growth also has put pressure on consumer confidence. On the positive side, the growth rate of the gross domestic product (GDP) was up from 3.3% in the second quarter to 8.2% in the third quarter of 2003, and and we believe will likely stay over 4% well into 2004. Overall, we believe the economy will continue to improve but the Federal Reserve will keep interest rates in check for the near term. Going forward we will continue to emphasize NAV stability, while monitoring interest rate movements and avoiding lower-quality issues that may negatively impact the fund.

[SIDENOTE]

GOAL
High level of current income consistent with preservation of capital

STRATEGY
Invests mainly in short-duration investment-grade securities

INCEPTION DATES
Standard shares 11/21/02

IMPORTANT NOTES

Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The Merrill Lynch 1-Year Treasury Note Index tracks the performance of U.S. Treasury notes with maturities of approximately one year. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The index is unmanaged, and you cannot invest directly in it. Interest rate increases can cause the value of bonds to decrease, meaning that a bond fund investment may lose value in a rising interest rate environment. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower.

                                                            CITIZENS INCOME FUND

AVERAGE ANNUAL RETURNS                                       (as of 12/31/2003)

                     TICKER        6            1         5         10
                     SYMBOL      MONTHS       YEAR      YEARS      YEARS
------------------------------------------------------------------------
Standard shares       WAIMX       0.12%       5.80%     3.98%      5.41%

The economic picture brightened considerably during the second half of 2003, as a growing number of factors pointed toward economic recovery. While improving economic indicators helped set a positive tone to the corporate bond market in the period, better-than-expected economic data caused a moderate rise in interest rates. As interest rates move higher, the prices of fixed-income securities typically move lower, creating a challenging scenario for bond fund managers.

Citizens Income Fund, Standard shares returned 0.12% during the six-month period ended December 31, 2003. The benchmark Lehman Brothers U.S. Aggregate Bond Index gained 0.17% during the same period.

Our corporate holdings continued to outperform versus the benchmark, with the most significant gains attributed to our lower-quality and high-yield corporate holdings (commonly known as "junk bonds"), including Domino's Pizza (1.71% of the portfolio*), Yum! Brands (1.92% of the portfolio*), Nextel Communications (1.71% of the portfolio*), and The Gap (1.96% of the portfolio*).

The slight underperformance of the fund relative to the benchmark can be attributed mainly to the impact that rising interest rates had on intermediate-term securities during this time period. The yield on 5-year Treasury bonds increased 84 basis points, while the yield on 10-year Treasury bonds rose 73 basis points. Despite the fund's slight underperformance during the six-month period, it's worth noting the fund's outperformance over the full calendar year, where it gained 5.80% versus 4.10% for the benchmark index.

Most signs heading into 2004 point to a strong U.S. economy. Unemployment is improving, retail sales (including automobile sales) are improving, and the manufacturing sector is on the upswing. That said, some negatives still exist. Increasing commodity prices and the downward spiral of the U.S. dollar continue to caution market participants. Sluggish wage growth also has tempered consumer confidence. On the positive side, the growth rate of the gross domestic product
(GDP) was up from 3.3% in the second quarter to 8.2% in the third quarter of 2003, and we believe will likely stay over 4% well into 2004. Overall, we believe that the economy will continue to improve but the Federal Reserve will keep interest rates in check for the near term.

[SIDENOTE]

GOAL
Current income and monthly dividend payment

STRATEGY
Invests mainly in bonds and mortgage-backed securities

INCEPTION DATES
Standard shares 06/10/92

IMPORTANT NOTES

Past performance does not guarantee future results. All index and fund performance figures assume reinvestment of interest, dividends and distributions. Index results do not include costs of investing, which would lower performance. The Lehman Brothers U.S. Aggregate Bond Index is an index of taxable, investment-grade fixed-income securities, including government, corporate, mortgage and asset-backed securities. The index is unmanaged, and you cannot invest directly in it. Interest rate increases can cause the value of bonds to decrease, meaning that a bond fund investment may lose value in a rising interest rate environment. When you sell your fund shares, they may be worth more or less than what you paid for them. Fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

*As of 12/31/03. Portfolio holdings are subject to change without notice.

PORTFOLIO REVIEW                                      CITIZENS MONEY MARKET FUND
                                                CITIZENS PRIME MONEY MARKET FUND

AVERAGE ANNUAL RETURNS                                       (as of 12/31/2003)

                                TICKER      7 DAY           6         1         5       10      SINCE
                                SYMBOL    SIMPLE YIELD    MONTHS     YEAR     YEARS    YEARS  INCEPTION
-------------------------------------------------------------------------------------------------------
Money Market Fund
  Standard shares               WKAXX        0.10%         0.03%     0.26%    2.82%    3.54%     N/A
  Institutional shares          WAIXX        0.39%         0.20%     0.56%    3.13%     N/A     3.84%

Prime Money Market Fund           N/A        1.08%          N/A       N/A      N/A      N/A     0.55%

During the report period, the Citizens Money Market Fund invested substantially all of its assets in the Citizens Prime Money Market Fund, which has the same investment objective as the Citizens Money Market Fund. The following commentary is for the Citizens Prime Money Market Fund.

The federal funds rate stayed steady throughout the second half of 2003 at 1.00% -- still at its lowest level in 40 years. However, residual effects of a rate cut earlier in the year contributed to a general decline in money market fund rates. As time passes, higher-yielding money market securities "roll off" and are replaced with more recently issued securities, which pay lower yields. For example, 12 months ago money market funds were able to purchase a 1-year certificate of deposit (CD) yielding 1.25%. However, in a declining interest rate environment, when that CD matures, it is difficult to replace it with another one offering a comparable rate.

With the expectation that longer rates will start to increase as the economy continues to show improvement, the fund's strategy during the six-month period was to stay shorter than our peers in terms of maturity. As of December 31, 2003, the weighted average maturity of the portfolio was 24 days.

Most signs heading into 2004 point to a strong U.S. economy going forward. Unemployment is improving, retail sales (including automobile sales) are improving, and the manufacturing sector is on the upswing. That said, some negatives still exist. Increasing commodity prices and the downward spiral of the U.S. dollar continue to caution market participants. Sluggish wage growth also has put pressure on consumer confidence. On the positive side, the growth rate of the gross domestic product (GDP) was up from 3.3% in the second quarter to 8.2% in the third quarter of 2003, and we believe will likely stay over 4% well into 2004. Overall, we believe that the economy will continue to improve but the Federal Reserve will keep interest rates in check for the near term. Going forward, the fund remains focused on holding high-quality, socially responsible securities and avoiding companies with credit and headline risk.

[SIDENOTE]

GOAL
Current income consistent with safety and liquidity

STRATEGY
Invests exclusively in money market instruments

INCEPTION DATES
Citizens Money Market Fund
Standard shares 08/30/83
Institutional shares 02/01/96

Citizens Prime Money Market Fund 07/01/03

IMPORTANT NOTES

Past performance does not guarantee future results. When you sell your fund shares, they may be worth more or less than what you paid for them.

Investments in the Citizens Money Market Fund and Citizens Prime Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Fee waivers were instituted in the past for the Citizens Money Market Fund and during the period for the Citizens Prime Money Market Fund to maintain fund expense limits. Otherwise, returns would have been lower.

PORTFOLIO HOLDINGS                      DECEMBER 31, 2003  ($ X 1,000) UNAUDITED

CITIZENS 300 FUND

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.6%
AIR FREIGHT - 1.8%
FedEx Corp.                                                      200          14
United Parcel Service, Class B                                   900          67
                                                                       ---------
                                                                              81

AIRLINES - 0.2%
Southwest Airlines Co.                                           600          10

APPAREL MANUFACTURERS - 0.2%
Coach, Inc. (a)                                                  300          11

AUTO MANUFACTURING - 0.7%
Ford Motor Co.                                                 1,400          22
PACCAR, Inc.                                                     100           9
                                                                       ---------
                                                                              31

BANKS - 4.2%
AmSouth Bancorp                                                  500          12
Bank of New York Co., Inc.                                       600          20
Bank One Corp.                                                   900          42
BB&T Corp.                                                       600          23
Comerica, Inc.                                                   200          11
Fifth Third Bancorp                                              400          24
Marshall & Ilsley Corp.                                          300          11
National City Corp.                                              500          17
Suntrust Banks, Inc.                                             200          14
Synovus Financial Corp.                                          500          14
                                                                       ---------
                                                                             188

BIOTECHNOLOGY - 2.8%
Allergan, Inc.                                                   100           8
Amgen, Inc. (a)                                                1,000          61
Chiron Corp. (a)                                                 200          11
Forest Laboratories, Inc. (a)                                    300          19
Genzyme Corp. (a)                                                200          10
Gilead Sciences, Inc. (a)                                        200          12
MedImmune, Inc. (a)                                              200           5
                                                                       ---------
                                                                             126

BROADCASTING - 1.0%
Clear Channel Communications, Inc.                               500          24
Interpublic Group of Companies, Inc. (a)                         800          12
Univision Communications, Inc. (a)                               200           8
                                                                       ---------
                                                                              44

CHEMICALS - 0.6%
Air Products & Chemicals, Inc.                                   200          11
Praxair, Inc.                                                    400          15
                                                                       ---------
                                                                              26

COMPUTERS - 12.6%
BMC Software, Inc. (a)                                           200           4
Dell Computer Corp. (a)                                        2,000          68
First Data Corp.                                                 600          25
Intel Corp.                                                    5,200         167
Intuit, Inc. (a)                                                 200          11
Microsoft Corp.                                                8,600         236
Network Appliance, Inc. (a)                                      200           4
SunGard Data Systems, Inc. (a)                                   500          14
Symantec Corp. (a)                                               400          14
Veritas Software Corp. (a)                                       300          11
                                                                       ---------
                                                                             554

CONSTRUCTION - 0.2%
Masco Corp.                                                      400          11

CONSUMER PRODUCTS - 0.5%
Kimberly-Clark Corp.                                             400          24

ELECTRICAL EQUIPMENT - 0.9%
American Power Conversion Corp.                                  100           2
Emerson Electric Co.                                             300          20
Sanmina Corp. (a)                                                600           8
W.W. Grainger, Inc.                                              200           9
                                                                       ---------
                                                                              39

ELECTRONICS - 7.7%
Adobe Systems, Inc.                                              200           8
Analog Devices, Inc.                                             300          14
Applied Materials, Inc. (a)                                    1,300          29
Applied Micro Circuits Corp. (a)                                 200           1
Broadcom Corp., Class A (a)                                      300          10
Cisco Systems, Inc. (a)                                        5,500         133
Electronic Arts, Inc. (a)                                        200          10
Intersil Corp., Class A                                          100           2
JDS Uniphase Corp. (a)                                           800           3
Johnson Controls, Inc.                                           100          12
Juniper Networks, Inc. (a)                                       600          11
Linear Technology Corp.                                          300          13
Microchip Technology, Inc.                                       400          13
Novellus Systems, Inc. (a)                                       300          13
NVIDIA Corp. (a)                                                 100           2
SPX Corp. (a)                                                    200          12
Texas Instruments, Inc.                                        1,400          41
Xilinx, Inc. (a)                                                 300          12
                                                                       ---------
                                                                             339

ENERGY & UTILITIES - 4.0%
Allegheny Energy, Inc. (a)                                       100           1
Anadarko Petroleum Corp.                                         200          10
Apache Corp.                                                     100           8
Baker Hughes, Inc.                                               300          10
BJ Services Co. (a)                                              200           7
Burlington Resources, Inc.                                       200          11
Calpine Corp. (a)                                                300           1
ConocoPhillips                                                   500          34
Devon Energy Corp.                                               200          11

See Financial Notes

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
ENERGY & UTILITIES (CONT.)
El Paso Corp.                                                    300           2
EOG Resources, Inc.                                              200           9
KeySpan Corp.                                                    200           7
Kinder Morgan, Inc.                                              200          13
NiSource, Inc.                                                   300           7
Noble Corp. (a)                                                  200           7
Pepco Holdings, Inc.                                             100           2
Smith International, Inc. (a)                                    100           4
The Williams Cos., Inc.                                        1,100          11
Transocean, Inc. (a)                                             200           5
Valero Energy Corp.                                              200           9
XTO Energy, Inc.                                                 400          11
                                                                       ---------
                                                                             180

ENTERTAINMENT - 2.7%
Comcast Corp., Class A (a)                                     1,700          56
Viacom, Inc.                                                   1,400          62
                                                                       ---------
                                                                             118

FINANCIAL - DIVERSIFIED - 12.5%
AMBAC Financial Group, Inc.                                      200          14
American Express Co.                                           1,000          48
Citigroup, Inc.                                                4,100         199
Fannie Mae                                                       800          60
Freddie Mac                                                      500          29
J.P. Morgan Chase & Co.                                        1,600          59
M & T Bank Corp.                                                 100          10
MBNA Corp.                                                     1,000          25
Mellon Financial Corp.                                           400          13
MetLife, Inc.                                                    600          20
Moody's Corp.                                                    200          12
Northern Trust Corp.                                             200           9
SLM Corp.                                                        300          11
State Street Corp.                                               300          16
Washington Mutual, Inc.                                          700          28
                                                                       ---------
                                                                             553

FINANCIAL SERVICES - 0.9%
Charles Schwab Corp.                                           1,100          13
Golden West Financial Corp.                                      100          10
Principal Financial Group                                        300          10
SouthTrust Corp.                                                 200           7
                                                                       ---------
                                                                              40

FOODS - 6.0%
Bunge Limited                                                    100           3
Campbell Soup Co.                                                600          16
Coca-Cola Co.                                                  1,900          97
General Mills, Inc.                                              300          14
H.J. Heinz Co.                                                   300          11
Hershey Foods Corp.                                              200          15
Kellogg Co.                                                      300          11
McCormick & Co., Inc.                                            100           3
PepsiCo, Inc.                                                  1,400          65
Sara Lee Corp.                                                   600          13
SUPERVALU, Inc.                                                  100           3
Wm. Wrigley Jr. Co.                                              300          17
                                                                       ---------
                                                                             268

HEALTH CARE - 12.7%
AmerisourceBergen Corp.                                          200          11
Baxter International, Inc.                                       400          12
Becton, Dickinson & Co.                                          400          16
Biomet, Inc.                                                     200           7
Boston Scientific Corp. (a)                                      600          22
Cardinal Health, Inc.                                            300          18
Guidant Corp.                                                    200          12
Health Management Associates Inc., Class A                       100           2
Johnson & Johnson, Inc.                                        2,300         119
Medtronic, Inc.                                                1,000          49
Mylan Laboratories, Inc.                                         150           4
Pfizer, Inc.                                                   6,200         220
Quest Diagnostics, Inc. (a)                                      100           7
St. Jude Medical, Inc. (a)                                       100           6
Stryker Corp.                                                    200          17
UnitedHealth Group, Inc.                                         500          29
WellPoint Health Networks, Inc. (a)                              100          10
                                                                       ---------
                                                                             561

HOME BUILDING - 0.6%
Centex Corp.                                                     100          11
D. R. Horton, Inc.                                               100           4
Lennar Corp.                                                     100          10
                                                                       ---------
                                                                              25

HOTELS & LODGING - 0.3%
Marriott International, Inc., Class A                            200           9
Starwood Hotels & Resorts Worldwide                              100           4
                                                                       ---------
                                                                              13

HOUSEHOLD PRODUCTS - 0.6%
Clorox Co.                                                       300          15
Newell Rubbermaid, Inc.                                          500          11
                                                                       ---------
                                                                              26

INSURANCE - 4.6%
American International Group, Inc.                             2,100         138
Anthem, Inc. (a)                                                 100           8
Hartford Financial Services Group, Inc.                          200          12
Marsh & McLennan Cos., Inc.                                      400          19
MBIA, Inc.                                                       200          12
Progressive Corp.                                                200          17
                                                                       ---------
                                                                             206

See Financial Notes

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
MANUFACTURING - 4.0%
3M Co.                                                           600          50
American Standard Cos., Inc. (a)                                 100          10
Cintas Corp.                                                     100           5
Dana Corp.                                                       100           2
Deere & Co.                                                      200          13
Dover Corp.                                                      100           4
Eaton Corp.                                                      100          11
Ecolab, Inc.                                                     200           5
Harley-Davidson, Inc.                                            200          10
Illinois Tool Works, Inc.                                        200          17
Ingersoll-Rand Co.                                               200          14
Mattel, Inc.                                                     200           4
Nucor Corp.                                                      200          11
Parker Hannifin Corp.                                            100           6
Sealed Air Corp. (a)                                             100           5
Smurfit-Stone Container Corp. (a)                                600          11
Worthington Industries, Inc.                                     100           2
                                                                       ---------
                                                                             180

OFFICE EQUIPMENT & SUPPLIES - 0.4%
Avery Dennison Corp.                                             200          11
Pitney Bowes, Inc.                                               200           8
                                                                       ---------
                                                                              19

PERSONAL CARE - 1.5%
Avon Products, Inc.                                              200          13
Colgate-Palmolive Co.                                            400          20
Gillette Co.                                                     800          30
The Estee Lauder Cos., Inc., Class A                             100           4
                                                                       ---------
                                                                              67

PHARMACEUTICALS - 0.6%
McKesson Corp.                                                   400          13
Zimmer Holdings, Inc. (a)                                        200          14
                                                                       ---------
                                                                              27

PUBLISHING - 0.9%
McGraw-Hill Cos., Inc.                                           200          14
New York Times Co.                                               200          10
Tribune Co.                                                      300          15
                                                                       ---------
                                                                              39

RAILROADS - 0.1%
Norfolk Southern Corp.                                           200           5

REAL ESTATE INVESTMENT TRUST - 0.2%
Simon Property Group, Inc.                                       200           9

RESTAURANTS - 0.5%
Starbucks Corp. (a)                                              400          14
YUM! Brands, Inc. (a)                                            300          10
                                                                       ---------
                                                                              24

RETAIL - 7.4%
AutoZone, Inc. (a)                                               100           9
Bed Bath & Beyond, Inc. (a)                                      300          13
Best Buy & Co., Inc.                                             200          10
Costco Wholesale Corp. (a)                                       400          15
CVS Corp.                                                        300          11
Dollar General Corp.                                             400           8
Hasbro, Inc.                                                     100           2
Home Depot, Inc.                                               1,900          68
InterActiveCorp, Inc. (a)                                        800          27
Kohl's Corp. (a)                                                 300          13
Kroger Co. (a)                                                   600          11
Lowe's Cos., Inc.                                                600          33
Staples, Inc. (a)                                                400          11
Target Corp.                                                     700          27
The Gap, Inc.                                                    700          16
The TJX Cos., Inc.                                               500          11
Tiffany & Co.                                                    300          14
Walgreen Co.                                                     800          29
                                                                       ---------
                                                                             328

SERVICES - 2.3%
Apollo Group, Inc., Class A (a)                                  200          14
ARAMARK Corp.                                                    400          11
Cendant Corp.                                                    900          19
Expeditors International of Washington, Inc.                     200           8
Monster Worldwide, Inc. (a)                                      100           2
Omnicom Group, Inc.                                              200          17
Pall Corp.                                                       100           3
Paychex, Inc.                                                    300          11
Sysco Corp.                                                      500          19
                                                                       ---------
                                                                             104

TECHNOLOGY - 0.1%
Rockwell International Corp.                                     100           4

TELECOMMUNICATIONS - 3.3%
AT&T Wireless Services, Inc. (a)                               1,400          11
Nextel Communications, Inc. (a)                                  900          25
QUALCOMM, Inc.                                                   600          32
Verizon Communications, Inc.                                   2,200          78
                                                                       ---------
                                                                             146
                                                                       ---------
TOTAL COMMON STOCKS                                                        4,426
Cost: $4,121

SECURITY, RATE, MATURITY DATE                          PRINCIPAL ($)   VALUE ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.3%
Fifth Third Bank, 0.60%, 01/02/04
(Proceeds at maturity $14, collateralized by
  Federal Home Loan Mortgage Corporation security,
  5.00%, 11/01/2017)
Cost: $14                                                         14          14
                                                                       ---------
TOTAL INVESTMENTS - 99.9%                                                  4,440
Cost: $4,135 (b)

Percentages indicated are based on net assets of $4,446.

(a) Non-income producing security.

(b) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                    $     323
Unrealized depreciation                                          (18)
                                                           ---------
Net unrealized appreciation                                $     305

CITIZENS CORE GROWTH FUND

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 100.1%
AIR FREIGHT - 2.1%
FedEx Corp.                                                   79,060       5,337
United Parcel Service, Class B                                35,000       2,609
                                                                       ---------
                                                                           7,946

AIRLINES - 0.9%
Jetblue Airways Corp. (a)                                     71,000       1,883
Southwest Airlines Co.                                       102,000       1,646
                                                                       ---------
                                                                           3,529

BIOTECHNOLOGY - 7.5%
Amgen, Inc. (a)                                              211,550      13,074
Biogen Idec, Inc. (a)                                        104,000       3,825
Gilead Sciences, Inc. (a)                                    125,700       7,308
MedImmune, Inc. (a)                                          160,500       4,077
                                                                       ---------
                                                                          28,284

CAPITAL GOODS - 0.5%
Black & Decker Corp.                                          42,000       2,071

CHEMICALS - 1.0%
Air Products & Chemicals, Inc.                                24,000       1,267
Praxair, Inc.                                                 33,000       1,261
Sigma-Aldrich Corp.                                           22,000       1,258
                                                                       ---------
                                                                           3,786

COMPUTERS - 15.1%
Dell Computer Corp. (a)                                      160,500       5,451
Factset Research Systems, Inc.                                50,000       1,911
First Data Corp.                                              93,000       3,821
Intel Corp.                                                  529,200      17,040
International Business Machines Corp.                         26,000       2,410
Macromedia, Inc. (a)                                         105,000       1,873
Maxtor Corp. (a)                                             168,000       1,865
Microsoft Corp.                                              495,584      13,648
Oracle Corp. (a)                                             370,000       4,884
SunGard Data Systems, Inc. (a)                                68,000       1,884
Synopsys, Inc. (a)                                            54,000       1,823
                                                                       ---------
                                                                          56,610

CONSTRUCTION - 0.7%
Masco Corp.                                                   99,000       2,714

EDUCATION - 0.6%
Corinthian Colleges, Inc. (a)                                 43,000       2,389

ELECTRONICS - 10.5%
Adobe Systems, Inc.                                           45,000       1,769
Amkor Technology, Inc. (a)                                    85,000       1,548
Analog Devices, Inc.                                          79,000       3,606
Applied Materials, Inc. (a)                                  150,000       3,368
Cisco Systems, Inc. (a)                                      530,900      12,895
Electronic Arts, Inc. (a)                                     68,000       3,249
International Rectifier Corp. (a)                             36,000       1,779
Intersil Corp., Class A                                      107,000       2,659
Johnson Controls, Inc.                                        17,000       1,974
KLA-Tencor Corp. (a)                                          33,000       1,936
Maxim Integrated Products, Inc.                               38,000       1,892
SPX Corp. (a)                                                 49,000       2,882
                                                                       ---------
                                                                          39,557

ENERGY & UTILITIES - 1.1%
Apache Corp.                                                  12,000         973
ConocoPhillips                                                34,200       2,242
Devon Energy Corp.                                            18,000       1,031
Vulcan Power Co., Class A (a)(b)                              40,000           -
                                                                       ---------
                                                                           4,246

ENTERTAINMENT - 2.3%
Comcast Corp., Class A (a)                                    70,000       2,301
Viacom, Inc.                                                 143,424       6,365
                                                                       ---------
                                                                           8,666

FINANCIAL - DIVERSIFIED - 6.1%
American Express Co.                                          70,945       3,422
Citigroup, Inc.                                               77,700       3,772
Fannie Mae                                                    40,000       3,002
Legg Mason, Inc.                                              35,000       2,701
MBNA Corp.                                                   115,000       2,858
Merrill Lynch & Company                                       32,000       1,877
SLM Corp.                                                     46,000       1,733
Wachovia Corp.                                                82,000       3,820
                                                                       ---------
                                                                          23,185

See Financial Notes

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
FOODS - 4.3%
Bunge Limited                                                 62,000       2,041
Coca-Cola Co.                                                 66,000       3,350
General Mills, Inc.                                           39,000       1,767
Kellogg Co.                                                   50,000       1,904
PepsiCo, Inc.                                                110,500       5,151
Wm.Wrigley Jr. Co.                                            34,000       1,911
                                                                       ---------
                                                                          16,124

HEALTH CARE - 16.9%
Barr Laboratories, Inc. (a)                                   25,000       1,924
Boston Scientific Corp. (a)                                  100,000       3,676
Guidant Corp.                                                 37,000       2,227
Johnson & Johnson, Inc.                                      147,248       7,607
Medtronic, Inc.                                              105,338       5,120
Merck & Co., Inc.                                            108,000       4,990
Mylan Laboratories, Inc.                                     221,500       5,595
Pfizer, Inc.                                                 431,900      15,260
St. Jude Medical, Inc. (a)                                    47,000       2,883
UnitedHealth Group, Inc.                                     141,000       8,203
WellPoint Health Networks, Inc. (a)                           62,000       6,013
                                                                       ---------
                                                                          63,498

INSURANCE - 1.0%
American International Group, Inc.                            56,934       3,774

INVESTMENT BANKING & BROKERAGE - 1.1%
E*TRADE Group, Inc. (a)                                      145,700       1,843
The Goldman Sachs Group, Inc.                                 25,000       2,468
                                                                       ---------
                                                                           4,311

MANUFACTURING - 5.9%
3Com Corp. (a)                                               231,000       1,887
3M Co.                                                       107,600       9,150
Harley-Davidson, Inc.                                         40,000       1,901
Illinois Tool Works, Inc.                                     21,500       1,804
Ingersoll-Rand Co.                                            28,000       1,901
Procter & Gamble Company                                      57,000       5,693
                                                                       ---------
                                                                          22,336

OFFICE EQUIPMENT & SUPPLIES - 0.5%
Avid Technology, Inc. (a)                                     39,000       1,872

PERSONAL CARE - 2.9%
Avon Products, Inc.                                           57,000       3,847
Colgate-Palmolive Co.                                         56,200       2,813
Gillette Co.                                                 114,000       4,187
                                                                       ---------
                                                                          10,847

RESTAURANTS - 0.5%
McDonald's Corp.                                              82,600       2,051

RETAIL - 11.2%
Bed Bath & Beyond, Inc. (a)                                   44,000       1,907
Best Buy & Co., Inc.                                          36,000       1,881
Costco Wholesale Corp. (a)                                   103,000       3,830
CVS Corp.                                                    107,000       3,864
Dollar General Corp.                                          92,000       1,931
Dollar Tree Stores, Inc. (a)                                  62,000       1,864
eBay, Inc. (a)                                                40,800       2,635
Family Dollar Stores, Inc.                                    53,000       1,902
Home Depot, Inc.                                             187,000       6,636
Michaels Stores, Inc.                                         43,000       1,901
Nordstrom, Inc.                                               34,000       1,166
Target Corp.                                                  95,000       3,648
The Gap, Inc.                                                 68,200       1,583
Walgreen Co.                                                  93,200       3,391
Whole Foods Market, Inc. (a)                                  28,000       1,880
Williams Sonoma, Inc. (a)                                     56,000       1,947
                                                                       ---------
                                                                          41,966

SERVICES - 4.9%
Cendant Corp.                                                273,000       6,080
Dun & Bradstreet Corp. (a)                                    56,000       2,840
Fair Isaac & Co., Inc.                                        38,000       1,868
Fiserv, Inc. (a)                                              47,000       1,857
Manpower, Inc.                                                40,300       1,897
Omnicom Group, Inc.                                           22,000       1,921
Pall Corp.                                                    72,000       1,932
                                                                       ---------
                                                                          18,395

TELECOMMUNICATIONS - 2.5%
Avaya, Inc. (a)                                              148,000       1,915
Nextel Communications, Inc. (a)                              113,000       3,171
QUALCOMM, Inc.                                                80,000       4,314
                                                                       ---------
                                                                           9,400
                                                                       ---------
TOTAL COMMON STOCKS                                                      377,557
Cost: $317,594

SECURITY, RATE, MATURITY DATE                            PRINCIPAL ($)  VALUE($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.9%
Fifth Third Bank, 0.60%, 01/02/04
(Proceeds at maturity $3,294,
   collateralized by Federal Home Loan
   Mortgage Corporation security, 6.50%, 04/01/19)
Cost:  $3,294                                                  3,294       3,294
                                                                       ---------
TOTAL INVESTMENTS - 101.0%                                               380,851
Cost: $320,888 (c)

Percentages indicated are based on net assets of $377,177.

(a) Non-income producing security.

(b) Restricted security constituting 0.00% of net assets which may not be publicly sold without registration under the Securities Act of 1933. This security is valued at its fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the security is as follows:
  Acquisition date: March 3, 1995
  Cost: $300
  Value:   $0

(c) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                    $  61,214
Unrealized depreciation                                       (1,251)
                                                           ---------
Net unrealized appreciation                                $  59,963

CITIZENS EMERGING GROWTH FUND

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.9%
BIOTECHNOLOGY - 7.2%
Allergan, Inc.                                                22,200       1,705
Gilead Sciences, Inc. (a)                                     61,100       3,552
Intermune, Inc. (a)                                           50,000       1,158
MedImmune, Inc. (a)                                           99,600       2,530
Millenium Pharmaceuticals, Inc. (a)                           94,465       1,764
Neurocrine Biosciences, Inc. (a)                              55,686       3,037
                                                                       ---------
                                                                          13,746

COMPUTERS - 10.3%
Citrix Systems, Inc. (a)                                      74,300       1,576
Cognos, Inc. ADR (a)                                          64,600       1,978
Corning, Inc. (a)                                            182,000       1,898
Maxtor Corp. (a)                                             138,200       1,534
Mercury Interactive Corp. (a)                                 43,612       2,121
Pixar, Inc. (a)                                               26,660       1,847
Seagate Technology                                            54,100       1,022
SunGard Data Systems, Inc. (a)                                46,700       1,294
Symantec Corp. (a)                                            72,400       2,510
Symbol Technologies, Inc.                                    112,581       1,901
Veritas Software Corp. (a)                                    55,100       2,048
                                                                       ---------
                                                                          19,729

ELECTRICAL EQUIPMENT - 0.7%
Fairchild Semiconductor Corp. (a)                             56,000       1,398

ELECTRONICS - 17.1%
Adobe Systems, Inc.                                           91,300       3,589
Amkor Technology, Inc. (a)                                   122,300       2,227
Conexant Systems, Inc. (a)                                   419,900       2,087
Electronic Arts, Inc. (a)                                     38,200       1,825
Flextronics International (a)                                140,900       2,091
Integrated Circuit Systems, Inc. (a)                          55,000       1,567
International Rectifier Corp. (a)                             26,300       1,299
Intersil Corp., Class A                                       53,800       1,337
Jabil Circuit, Inc. (a)                                       81,000       2,292
Johnson Controls, Inc.                                        18,700       2,171
Juniper Networks, Inc. (a)                                   116,100       2,169
KLA-Tencor Corp. (a)                                          33,500       1,965
Linear Technology Corp.                                       47,600       2,003
Marvel Technology Group, Ltd. (a)                             48,000       1,821
Maxim Integrated Products, Inc.                               37,500       1,868
Qlogic Corp. (a)                                              49,000       2,528
                                                                       ---------
                                                                          32,839

ENERGY & UTILITIES - 5.0%
Devon Energy Corp.                                            38,888       2,226
KeySpan Corp.                                                 55,000       2,024
Newfield Exploration Co. (a)                                  48,600       2,165
Noble Energy, Inc.                                            39,928       1,774
ONEOK, Inc.                                                   67,800       1,497
                                                                       ---------
                                                                           9,686

FINANCIAL - DIVERSIFIED - 2.0%
Jefferies Group, Inc.                                        116,600       3,850

FOODS - 3.5%
Bunge Limited                                                 53,000       1,745
H.J. Heinz Co.                                                61,300       2,233
Kellogg Co.                                                   72,100       2,745
                                                                       ---------
                                                                           6,723

HEALTH CARE - 11.5%
Barr Laboratories, Inc. (a)                                   13,800       1,062
Cytyc Corp. (a)                                               61,400         845
Health Management Associates, Inc.,
  Class A                                                    166,200       3,989
IDEXX Laboratories, Inc. (a)                                  13,300         616
Laboratory Corporation of America
  Holdings (a)                                                65,200       2,409
Mylan Laboratories, Inc.                                      40,500       1,023
Quest Diagnostics, Inc. (a)                                   29,900       2,186
Sierra Health Services, Inc. (a)                              39,000       1,071
St. Jude Medical, Inc. (a)                                    55,900       3,429
Universal Health Services, Inc.                               41,900       2,251
WellPoint Health Networks, Inc. (a)                           33,200       3,220
                                                                       ---------
                                                                          22,101

HOTELS & MOTELS - 2.3%
Choice Hotels International, Inc. (a)                         55,100       1,942
Fairmont Hotels & Resorts, Inc.                               87,500       2,375
                                                                       ---------
                                                                           4,317

INVESTMENT BANKING & BROKERAGE - 5.1%
Affiliated Managers Group, Inc. (a)                           44,180       3,075
Regions Financial Corp.                                       49,200       1,830
Southwest BanCorp of Texas                                    48,800       1,896
T-Rowe Price Group, Inc.                                      36,400       1,726
Wilmington Trust Corp.                                        34,700       1,249
                                                                       ---------
                                                                           9,776

See Financial Notes

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
MANUFACTURING - 3.8%
Donaldson Co., Inc.(b)                                        15,000         887
Ecolab, Inc.                                                  78,000       2,136
Genuine Parts Co.                                             37,500       1,245
Leggett & Platt, Inc.                                         74,500       1,611
Mattel, Inc.                                                  72,100       1,389
                                                                       ---------
                                                                           7,268

MULTIMEDIA - 3.4%
Cox Radio, Inc., Class A(a)                                  117,813       2,972
Emmis Communications Corp., Class A(a)                       129,600       3,506
                                                                       ---------
                                                                           6,478

PHARMACEUTICALS - 2.3%
Angiotech Pharmaceuticals, Inc.(a)                            10,486         482
McKesson Corp.                                                56,900       1,830
Medicis Pharmaceutical Corp., Class A                         30,400       2,168
                                                                       ---------
                                                                           4,480

RAILROADS - 1.5%
Norfolk Southern Corp.                                       121,400       2,871

RESTAURANTS - 3.0%
Brinker International, Inc.(a)                                54,700       1,814
Starbucks Corp.(a)                                            49,000       1,620
YUM! Brands, Inc.(a)                                          64,800       2,229
                                                                       ---------
                                                                           5,663

RETAIL - 10.4%
Advance Auto Parts(a)                                         26,200       2,133
Big Lots, Inc.(a)                                             55,300         786
Borders Group, Inc.(a)                                        29,000         636
Dollar General Corp.                                          68,200       1,432
Fastenal Co.                                                  83,200       4,155
Hasbro, Inc.                                                  64,900       1,381
RadioShack Corp.                                              65,400       2,006
Staples, Inc.(a)                                              88,000       2,402
The TJX Cos., Inc.                                           175,200       3,863
Tiffany & Co.                                                 24,800       1,121
                                                                       ---------
                                                                          19,915

SERVICES - 9.3%
Apollo Group, Inc., Class A(a)                                29,500       2,006
ARAMARK Corp.                                                 90,900       2,492
Corporate Executive Board Co.(a)                              61,700       2,880
Dun & Bradstreet Corp.(a)                                     30,500       1,547
Fiserv, Inc.(a)                                               66,800       2,639
Getty Images, Inc.(a)                                         28,800       1,444
IMS Health, Inc.                                              71,900       1,787
Kroll, Inc.(a)                                                47,500       1,235
Paychex, Inc.                                                 50,703       1,886
                                                                       ---------
                                                                          17,916

TELECOMMUNICATIONS - 0.5%
UTStarcom, Inc.(a)                                            26,600         986
                                                                       ---------
TOTAL COMMON STOCKS                                                      189,742
Cost: $162,523

SECURITY, RATE, MATURITY DATE                          PRINCIPAL ($)    VALUE($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.6%
Fifth Third Bank, 0.60%, 01/02/04
(Proceeds at maturity $3,064,
   collateralized by Federal National Mortgage
   Association security, 7.00%, 10/01/27)
Cost:  $3,064                                                  3,064       3,064
                                                                       ---------
TOTAL INVESTMENTS - 100.5%                                               192,806
Cost: $165,587

Percentages indicated are based on net assets of $191,838.

(a) Non-income producing security.

(b) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                    $  29,254
Unrealized depreciation                                       (2,035)
                                                           ---------
Net unrealized appreciation                                $  27,219

ADR - American Depositary Receipt

CITIZENS SMALL CAP CORE GROWTH FUND

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.4%
BANKS - 4.0%
Cascade Financial Corp.                                        7,750         150
Franklin Bank Corp.(a)                                        16,458         313
Prosperity Bancshares, Inc.                                    5,464         123
Seacoast Financial Services Corp.                              4,200         115
UCBH Holdings, Inc.                                            7,960         310
                                                                       ---------
                                                                           1,011

BIOTECHNOLOGY - 5.2%
Aphton Corp.(a)                                               40,300         242
Intermune, Inc.(a)                                            22,650         525
Neurocrine Biosciences, Inc.(a)                               10,394         566
                                                                       ---------
                                                                           1,333

COMMUNICATIONS EQUIPMENT - 2.2%
Foundry Networks, Inc.(a)                                     13,000         356
Standard Microsystems Corp.(a)                                 8,350         211
                                                                       ---------
                                                                             567

COMPUTERS - 18.6%
Aspen Technology, Inc.(a)                                     44,200         453

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
COMPUTERS (CONT.)
Brooks Automation, Inc.(a)                                    12,050         291
Captiva Software Corp.(a)                                     40,900         518
Computer Horizons Corp.(a)                                   126,700         498
Digital Insight Corp.(a)                                      16,900         421
Digital River, Inc.(a)                                        15,500         343
Embarcadero Technologies, Inc.(a)                             19,730         315
F5 Networks, Inc.(a)                                          15,150         380
FileNET Corp.(a)                                               9,300         252
Hyperion Solutions Corp.(a)                                    7,500         226
Magma Design Automation, Inc.(a)                               5,820         136
Maxtor Corp.(a)                                               12,030         134
Quest Software, Inc.(a)                                       26,300         373
Red Hat, Inc.(a)                                               7,100         133
Synaptics, Inc.(a)                                            18,350         275
                                                                       ---------
                                                                           4,748

EDUCATIONAL SERVICES - 1.1%
Bright Horizons Family Solutions, Inc.(a)                      2,950         124
Strayer Education, Inc.                                        1,350         147
                                                                       ---------
                                                                             271

ELECTRICAL EQUIPMENT - 3.0%
Benchmark Electronics, Inc.(a)                                12,550         437
Trident Microsystems, Inc.(a)                                 18,900         329
                                                                       ---------
                                                                             766

ELECTRONICS - 6.6%
Asyst Technologies, Inc.(a)                                   16,200         281
Cabot Microelectronics Corp.(a)                                3,600         176
Conexant Systems, Inc.(a)                                     50,600         251
OmniVision Technologies, Inc.(a)                               4,000         221
Photon Dynamics, Inc.(a)                                      11,200         452
Vitesse Semiconductor Corp.(a)                                51,700         303
                                                                       ---------
                                                                           1,684

ENERGY & UTILITIES - 3.3%
Cambior, Inc.(a)                                              30,000          93
Hecla Mining Co.(a)                                            7,400          61
Newfield Exploration Co.(a)                                    6,540         292
Precision Drilling Corp.(a)                                    6,290         275
Stone Energy Corp.(a)                                          3,000         127
                                                                       ---------
                                                                             848

FINANCIAL - DIVERSIFIED - 3.8%
Financial Federal Corp.(a)                                    18,640         569
Jefferies Group, Inc.                                         11,930         394
                                                                       ---------
                                                                             963

HEALTH CARE - 9.4%
Accredo Health, Inc.(a)                                        4,200         133
American Medical Systems Holdings, Inc.(a)                    12,050         263
Amerigroup Corp.(a)                                            4,100         175
Cytyc Corp.(a)                                                18,100         249
LifePoint Hospitals, Inc.(a)                                   8,100         239
Merit Medical Systems, Inc.(a)                                 6,128         136
Sierra Health Services, Inc.(a)                               19,900         546
Therasense, Inc.(a)                                           13,070         265
Thoratec Corp.(a)                                             29,180         380
                                                                       ---------
                                                                           2,386

HOTELS & MOTELS - 1.7%
Choice Hotels International, Inc.(a)                          12,000         423

INTERNET SOFTWARE & SERVICES - 0.6%
Ask Jeeves, Inc.(a)                                            8,900         161

INVESTMENT BANKING & BROKERAGE - 4.4%
Affiliated Managers Group, Inc.(a)                             7,257         505
Piper Jaffray Companies, Inc.(a)                               3,100         129
Southwest BanCorp of Texas                                    12,650         491
                                                                       ---------
                                                                           1,125

MANUFACTURING - 9.4%
Applied Films Corp.(a)                                        16,740         552
CLARCOR, Inc.                                                  1,650          73
Georgia Gulf Corp.                                             2,100          61
Kennametal, Inc.                                              12,200         485
Oshkosh Truck Corp.                                            9,800         499
Roper Industries, Inc.                                         8,700         429
Select Comfort Corp.(a)                                        2,500          62
The Manitowoc Co., Inc.                                        8,100         253
                                                                       ---------
                                                                           2,414

MULTIMEDIA - 3.2%
Emmis Communications Corp., Class A(a)                        18,850         510
Spanish Broadcasting Systems, Inc.(a)                         29,400         309
                                                                       ---------
                                                                             819

PHARMACEUTICALS - 6.0%
Advancis Pharmaceutical Corp.(a)                              30,200         227
Angiotech Pharmaceuticals, Inc.(a)                             9,941         456
Genta, Inc.(a)                                                18,300         191
Ilex Oncology, Inc.(a)                                        10,400         221
Medicis Pharmaceutical Corp., Class A                          3,600         257
Nabi Biopharmaceuticals(a)                                    13,500         172
                                                                       ---------
                                                                           1,524

RESTAURANTS - 0.4%
CEC Entertainment, Inc.(a)                                     2,350         111

RETAIL - 4.0%
Big 5 Sporting Goods Corp.(a)                                 23,800         499
Fastenal Co.                                                   2,610         130
PETCO Animal Supplies, Inc.(a)                                 4,000         122
Tommy Hilfiger Corp.(a)                                       17,900         265
                                                                       ---------
                                                                           1,016

SERVICES - 8.0%
Corporate Executive Board Co.(a)                               6,030         281
Getty Images, Inc.(a)                                          7,500         376
Heidrick & Struggles International, Inc.(a)                    3,600          78

See Financial Notes

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
Kroll, Inc.(a)                                                10,600         276
Labor Ready, Inc.(a)                                          42,460         557
Roto Rooter, Inc.                                             10,000         461
                                                                       ---------
                                                                           2,029

TELECOMMUNICATIONS - 1.4%
Tekelec(a)                                                    22,390         348

TRANSPORTATION - 2.0%
Landstar System, Inc.(a)                                      13,100         498

WASTE MANAGEMENT - 1.1%
Waste Connections, Inc.(a)                                     7,680         290
                                                                       ---------
TOTAL COMMON STOCKS                                                       25,335
Cost: $22,845

SECURITY, RATE, MATURITY DATE                          PRINCIPAL ($)    VALUE($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.9%
Fifth Third Bank, Inc., 0.60%, 01/02/04
(Proceeds at maturity $239,
   collateralized by Federal Home Loan Mortgage
   Corporation security, 6.50%, 05/01/31)
Cost:  $239                                                      239         239
                                                                       ---------
TOTAL INVESTMENTS - 100.3%                                                25,574
Cost: $23,084(b)

Percentages indicated are based on net assets of $25,499.

(a) Non-income producing security.

(b) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                    $   3,015
Unrealized depreciation                                         (525)
                                                           ---------
Net unrealized appreciation                                $   2,490

CITIZENS VALUE FUND

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.6%
AIR FREIGHT - 1.6%
FedEx Corp.                                                    4,860         328

APPAREL MANUFACTURERS - 0.5%
V.F. Corp.                                                     2,400         104

AUTO MANUFACTURING - 0.5%
PACCAR, Inc.                                                   1,200         102

BANKS - 2.7%
Bank of America Corp.                                          6,200         498
KeyCorp                                                        1,800          53
                                                                       ---------
                                                                             551

BIOTECHNOLOGY - 1.0%
Amgen, Inc.(a)                                                 3,300         204

CHEMICALS - 2.1%
Engelhard Corp.                                                3,800         114
Praxair, Inc.                                                  5,840         223
Sigma-Aldrich Corp.                                            1,800         103
                                                                       ---------
                                                                             440

COMMUNICATIONS EQUIPMENT - 0.5%
Scientific-Atlanta, Inc.                                       4,000         109

COMPUTERS - 10.8%
Affiliated Computer Services, Inc.(a)                          2,600         142
Hewlett-Packard Co.                                           26,030         598
Intel Corp.                                                   16,680         537
International Business Machines Corp.                          4,975         461
Microsoft Corp.                                               17,100         471
                                                                       ---------
                                                                           2,209

CONSTRUCTION - 2.3%
Lafarge North America, Inc.                                    3,200         130
Masco Corp.                                                   12,400         340
                                                                       ---------
                                                                             470

CONSUMER PRODUCTS - 2.2%
Kimberly-Clark Corp.                                           7,720         456

ELECTRICAL EQUIPMENT - 1.4%
Emerson Electric Co.                                           4,600         298
ELECTRONICS - 4.5%
Cisco Systems, Inc.(a)                                        10,500         254
International Rectifier Corp.(a)                               2,700         133
Johnson Controls, Inc.                                         1,400         163
National Semiconductor Corp.(a)                                3,900         154
SPX Corp.(a)                                                   3,720         219
                                                                       ---------
                                                                             923

ENERGY & UTILITIES - 5.9%
Anadarko Petroleum Corp.                                       3,600         184
Apache Corp.                                                   2,500         203
ConocoPhillips                                                 7,790         510
KeySpan Corp.                                                  2,700          99
NiSource, Inc.                                                 4,700         103
Pepco Holdings, Inc.                                           5,300         104
                                                                       ---------
                                                                           1,203

ENTERTAINMENT - 2.0%
Viacom, Inc.                                                   9,250         411

FINANCIAL - DIVERSIFIED - 14.9%
Capital One Financial Corp.                                    3,040         186
Citigroup, Inc.                                               10,100         489
First Tennessee National Corp.                                 2,200          97
Freddie Mac                                                    7,550         440

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
FINANCIAL - DIVERSIFIED (CONT.)
J.P. Morgan Chase & Co.                                        8,400         309
Lehman Brothers Holdings, Inc.                                 3,430         265
MBNA Corp.                                                    17,000         422
MetLife, Inc.                                                  7,000         236
The Bear Stearns Cos., Inc.                                    2,000         160
Wachovia Corp.                                                 9,900         461
                                                                       ---------
                                                                           3,065

FOODS - 5.1%
Bunge Limited                                                  5,700         188
General Mills, Inc.                                            2,100          95
PepsiCo, Inc.                                                  8,200         382
Sara Lee Corp.                                                17,080         371
                                                                       ---------
                                                                           1,036

HEALTH CARE - 7.9%
Baxter International, Inc.                                    15,040         460
Beckman Coulter, Inc.                                          2,300         117
Becton, Dickinson & Co.                                        4,800         197
C.R. Bard, Inc.                                                1,450         118
Health Net, Inc.(a)                                            4,000         131
Laboratory Corporation of America
  Holdings(a)                                                  4,200         155
Merck & Co., Inc.                                              9,750         450
                                                                       ---------
                                                                           1,628

INSURANCE - 5.1%
Anthem, Inc.(a)                                                3,400         255
Fidelity National Financial Corp.                              2,650         103
Hartford Financial Services Group, Inc.                        4,300         254
St. Paul Companies, Inc.                                       4,500         178
The Allstate Corp.                                             6,150         265
                                                                       ---------
                                                                           1,055

MANUFACTURING - 4.5%
Bausch & Lomb, Inc.                                            2,000         104
Dana Corp.                                                     5,800         106
Deere & Co.                                                    3,600         234
Eaton Corp.                                                    1,110         120
Ingersoll-Rand Co.                                             3,700         252
Pactiv Corp.(a)                                                4,200         100
                                                                       ---------
                                                                             916

PHARMACEUTICALS - 3.0%
Bristol-Myers Squibb Co.                                      14,500         415
McKesson Corp.                                                 6,200         199
                                                                       ---------
                                                                             614

PUBLISHING - 1.5%
Gannett Co., Inc.                                              3,400         303

RESTAURANTS - 2.5%
Brinker International, Inc.(a)                                 3,100         103
McDonald's Corp.                                              16,650         413
                                                                       ---------
                                                                             516
RETAIL - 6.7%
Costco Wholesale Corp.(a)                                      5,500         204
CVS Corp.                                                     11,300         408
Federated Department Stores, Inc.                              2,200         104
Kroger Co.(a)                                                 14,080         261
Office Depot, Inc.(a)                                          5,800          97
Target Corp.                                                   8,000         307
                                                                       ---------
                                                                           1,381

SERVICES - 4.4%
Cendant Corp.                                                 12,380         277
Dun & Bradstreet Corp.(a)                                      2,000         101
Omnicom Group, Inc.                                            2,300         201
Pall Corp.                                                     3,700          99
Unisys Corp.(a)                                               14,900         221
                                                                       ---------
                                                                             899

TECHNOLOGY - 0.5%
Storage Technology Corp.(a)                                    3,600          93

TELECOMMUNICATIONS - 5.5%
Amdocs, Ltd.(a)                                                5,200         117
AT&T Corp.                                                     7,400         150
BellSouth Corp.                                                8,460         239
QUALCOMM, Inc.                                                 5,860         317
Verizon Communications, Inc.                                   8,500         298
                                                                       ---------
                                                                           1,121
                                                                       ---------
TOTAL COMMON STOCKS                                                       20,435
Cost: $17,981

SECURITY, RATE, MATURITY DATE                          PRINCIPAL ($)    VALUE($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.6%
Fifth Third Bank, 0.60%, 01/02/04
(Proceeds at maturity $124,
   collateralized by Federal Home Loan Mortgage
   Corporation security,  7.50%, 11/01/29)
Cost:  $124                                                      124         124
                                                                       ---------
TOTAL INVESTMENTS - 100.2%                                                20,559
Cost: $18,105(b)

Percentages indicated are based on net assets of $20,513.

(a) Non-income producing security.

(b) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                    $   2,539
Unrealized depreciation                                          (85)
                                                           ---------
Net unrealized appreciation                                $   2,454

See Financial Notes

CITIZENS GLOBAL EQUITY FUND

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
COMMON STOCKS- 98.9%
AUTOMOBILE MANUFACTURING - 2.8%
Honda Motor Co., Ltd.                                         38,200       1,697
Toyota Motor Corp.                                             2,800          95
Volkswagen AG                                                 29,500       1,650
                                                                       ---------
                                                                           3,442

BANKS - 2.3%
Bank of New York Co., Inc.                                    36,300       1,202
Barclays plc                                                   8,511          76
Royal Bank of Scotland Group plc                              53,162       1,567
                                                                       ---------
                                                                           2,845

BIOTECHNOLOGY - 4.9%
Amgen, Inc.(a)                                                19,500       1,205
Applied Biosystems Group                                      57,800       1,197
Invitrogen Corp.(a)                                           15,900       1,113
Roche Holding AG                                              24,151       2,436
                                                                       ---------
                                                                           5,951

BROADCASTING - 6.1%
British Sky Broadcasting Group plc(a)                        198,283       2,495
Clear Channel Communications, Inc.                            39,400       1,845
Cox Communications, Inc., Class A(a)                          50,900       1,754
Univision Communications, Inc.(a)                             33,000       1,310
                                                                       ---------
                                                                           7,404

CHEMICALS - 2.2%
Air Products & Chemical, Inc.                                 26,000       1,373
Shin-Etsu Chemical Co.                                        33,200       1,357
                                                                       ---------
                                                                           2,730

COMPUTERS - 9.5%
EMC Corp.(a)                                                  94,000       1,214
Hewlett Packard Company                                       54,000       1,240
Intel Corp.                                                   55,000       1,771
International Business Machines Corp.                         19,000       1,761
Microsoft Corp.                                              100,000       2,755
Oracle Corp.(a)                                               76,000       1,003
SAP AG                                                        11,000       1,856
                                                                       ---------
                                                                          11,600

ELECTRICAL EQUIPMENT - 7.0%
Analog Devices, Inc.                                          29,900       1,365
ASML Holding NV(a)                                             4,914          97
Emerson Electric Co.                                          33,100       2,143
Flextronics International Ltd.(a)                            103,770       1,540
Taiwan Semiconductor Manufacturing
  Co. Ltd. ADR(a)                                            117,034       1,198
Teradyne, Inc.(a)                                             85,000       2,164
                                                                       ---------
                                                                           8,507

ELECTRONICS - 1.6%
Cisco Systems, Inc.(a)                                        80,400       1,953

ENERGY & UTILITIES - 4.0%
BP Amoco plc                                                 279,007       2,263
EOG Resources, Inc.                                           25,000       1,154
Noble Corp.(a)                                                36,000       1,288
Scottish Power plc                                            17,272         115
                                                                       ---------
                                                                           4,820

FINANCIAL - DIVERSIFIED - 11.8%
American Express Co.                                          35,000       1,688
Citigroup, Inc.                                               83,400       4,049
HBOS plc                                                      69,628         902
HSBC Holdings plc                                            157,306       2,472
UBS AG                                                        49,463       3,388
Wells Fargo & Co.                                             30,300       1,784
                                                                       ---------
                                                                          14,283

FOOD & BEVERAGES - 3.2%
Compass Group plc                                            177,388       1,207
Nestle SA                                                      5,678       1,418
The Coca-Cola Co.                                             25,000       1,269
                                                                       ---------
                                                                           3,894

HEALTH CARE - 8.4%
Cardinal Health, Inc.                                         14,000         856
Eli Lilly & Co.                                               10,000         703
GlaxoSmithKline ADR                                            2,546         119
GlaxoSmithKline plc                                          104,405       2,393
Medtronic, Inc.                                               41,500       2,017
Novartis AG                                                    2,886         131
Pfizer, Inc.                                                  67,400       2,381
Sanofi-Synthelabo SA                                          20,733       1,561
                                                                       ---------
                                                                          10,161

HOTELS & MOTELS - 1.0%
Hilton Hotels Corp.                                           69,000       1,182

INSURANCE - 6.8%
American International Group, Inc.                            29,000       1,922
AXA                                                           75,128       1,608
AXA ADR                                                        4,123          89
ING Groep NV                                                  91,569       2,136
Swiss Re                                                         441          30
Zurich Financial Services AG                                  17,455       2,511
                                                                       ---------
                                                                           8,296

INVESTMENT BANKING & BROKERAGE - 1.8%
The Goldman Sachs Group, Inc.                                 22,500       2,221

MANUFACTURING - 6.2%
Assa Abloy AB, Class B                                        69,600         827
CRH plc                                                        2,331          48
CRH plc                                                       81,167       1,667
Ingersoll-Rand Co., Class A                                   36,300       2,464
Komatsu, Ltd.                                                400,000       2,538
                                                                       ---------
                                                                           7,544

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 1.5%
Canon, Inc.                                                   37,000       1,723
Canon, Inc. ADR                                                1,656          79
                                                                       ---------
                                                                           1,802

PERSONAL CARE - 2.9%
Gillette Co.                                                  48,000       1,763
L'Oreal SA                                                    20,951       1,718
                                                                       ---------
                                                                           3,481

PHARMACEUTICALS - 1.0%
Gilead Sciences, Inc.(a)                                      21,500       1,250

RETAIL - 3.4%
Carrefour SA                                                     336          18
Li & Fung, Ltd.                                              742,000       1,271
Target Corp.                                                  36,000       1,383
Tesco plc                                                     11,951          55
The TJX Cos., Inc.                                            61,100       1,347
                                                                       ---------
                                                                           4,074

SERVICES - 2.3%
Omnicom Group, Inc.                                           20,000       1,746
Sysco Corp.                                                   28,200       1,050
                                                                       ---------
                                                                           2,796

TELECOMMUNICATIONS - 8.2%
Nippon Telegraph & Telephone Corp.                                 6          29
Nokia Oyj                                                    151,450       2,619
NTT DoCoMo, Inc.                                                 864       1,959
Telefonica SA                                                101,564       1,491
Telefonica SA ADR                                              1,081          48
Vodafone Group plc                                         1,497,183       3,712
Vodafone Group plc ADR                                         6,305         158
                                                                       ---------
                                                                          10,016
                                                                       ---------
TOTAL COMMON STOCKS                                                      120,252
Cost: $106,596

SECURITY, RATE, MATURITY DATE                          PRINCIPAL ($)    VALUE($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.1%
Fifth Third Bank, 0.60%, 01/02/04
(Proceeds at maturity $1,336,
  collateralized by Federal National
  Mortgage Association security, 5.00%, 11/01/17)
Cost: $1,336                                                   1,336       1,336
                                                                       ---------
TOTAL INVESTMENTS - 100.0%                                               121,588
Cost: $107,932(b)

Percentages indicated are based on net assets of $121,576.

(a) Non-income producing security.

(b) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                    $  15,489
Unrealized depreciation                                       (1,833)
                                                           ---------
Net unrealized appreciation                                $  13,656

ADR - American Depositary Receipt

At December 31, 2003, the fund's open forward currency contracts were as follows:

                                         CONTRACT             CONTRACT     CURRENT
                                          AMOUNT                VALUE        VALUE        UNREALIZED
                         DELIVERY        (LOCAL                 (U.S.        (U.S.       APPRECIATION/
                          DATE          CURRENCY)              DOLLAR)      DOLLAR)      DEPRECIATION
                       -------------------------------------------------------------------------------
LONG CONTRACTS
Euro                   01/02/04        EURO 63,667            $ 78,878     $ 80,307        $  1,429
SHORT CONTRACTS
Euro                   01/02/04        EURO 63,667            $ 78,878     $ 80,307        $ (1,429)

The fund's portfolio holdings as of December 31, 2003, were distributed among the following countries:

                                                   PERCENTAGE OF NET ASSETS
                                                 ------------------------------
                                                             SHORT TERM
                                                 EQUITY       & OTHER     TOTAL
                                                 ------------------------------
Bermuda                                            2.0%                    2.0%
Finland                                            2.2%                    2.2%
France                                             4.1%                    4.1%
Germany                                            2.9%                    2.9%
Hong Kong                                          1.0%                    1.0%
Ireland                                            1.4%                    1.4%
Japan                                              7.8%                    7.8%
Netherlands                                        1.8%                    1.8%
Singapore                                          1.3%                    1.3%
Spain                                              1.3%                    1.3%
Sweden                                             0.7%                    0.7%
Switzerland                                        8.2%                    8.2%
Taiwan                                             1.0%                    1.0%
United Kingdom                                    14.4%                   14.4%
United States                                     48.8%        1.1%       49.9%
                                                 ------------------------------
                                                  98.9%        1.1%      100.0%

CITIZENS BALANCED FUND

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 71.0%
AIR FREIGHT - 1.4%
FedEx Corp.                                                      100           7
United Parcel Service, Class B                                   200          15
                                                                       ---------
                                                                              22

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
AIRLINES - 0.4%
Southwest Airlines Co.                                           400           6

AUTO MANUFACTURING - 0.7%
Ford Motor Co.                                                   700          11

BANKS - 3.6%
Bank of New York Co., Inc.                                       300          10
Bank One Corp.                                                   200           9
BB&T Corp.                                                       200           8
Fifth Third Bancorp                                              200          12
National City Corp.                                              300          10
Suntrust Banks, Inc.                                             100           7
                                                                       ---------
                                                                              56

BIOTECHNOLOGY - 2.6%
Amgen, Inc.(a)                                                   300          19
Applera Corp.- Applied Biosystems
  Group                                                          100           2
Forest Laboratories, Inc.(a)                                     200          12
Gilead Sciences, Inc.(a)                                         131           8
                                                                       ---------
                                                                              41

BROADCASTING - 0.8%
Clear Channel Communications, Inc.                               184           9
Univision Communications, Inc.(a)                                100           4
                                                                       ---------
                                                                              13

CHEMICALS - 0.8%
Air Products & Chemicals, Inc.                                   100           5
Praxair, Inc.                                                    200           8
                                                                       ---------
                                                                              13

COMPUTERS - 9.1%
Dell, Inc.(a)                                                    484          16
First Data Corp.                                                 300          12
Intel Corp.                                                    1,253          41
Microsoft Corp.                                                2,141          60
Symantec Corp.(a)                                                148           5
Veritas Software Corp.(a)                                        200           7
                                                                       ---------
                                                                             141

CONSTRUCTION - 0.5%
Masco Corp.                                                      300           8

CONSUMER PRODUCTS - 0.8%
Kimberly-Clark Corp.                                             200          12

ELECTRICAL EQUIPMENT - 0.8%
Emerson Electric Co.                                             200          13

ELECTRONICS - 4.4%
Analog Devices, Inc.                                             139           6
Applied Materials, Inc.(a)                                       470          11
Cisco Systems, Inc.(a)                                         1,350          32
Qlogic Corp.(a)                                                   50           3
Texas Instruments, Inc.                                          300           9
Xilinx, Inc.(a)                                                  200           8
                                                                       ---------
                                                                              69

ENERGY & UTILITIES - 2.9%
Anadarko Petroleum Corp.                                         100           5
Apache Corp.                                                      70           6
Baker Hughes, Inc.                                               163           5
ConocoPhillips                                                   151          10
Devon Energy Corp.                                               100           6
KeySpan Corp.                                                    200           7
Kinder Morgan, Inc.                                              100           6
                                                                       ---------
                                                                              45

ENTERTAINMENT - 1.8%
Comcast Corp., Class A(a)                                        400          13
Viacom, Inc.                                                     329          15
                                                                       ---------
                                                                              28

FINANCIAL - DIVERSIFIED - 9.4%
American Express Co.                                             275          13
Citigroup, Inc.                                                1,054          51
Fannie Mae                                                       200          15
Freddie Mac                                                      200          12
J.P. Morgan Chase & Co.                                          400          15
MBNA Corp.                                                       400          10
MetLife, Inc.                                                    100           3
SLM Corp.                                                        100           4
State Street Corp.                                               200          10
Washington Mutual, Inc.                                          300          12
                                                                       ---------
                                                                             145

FOODS - 4.1%
Coca-Cola Co.                                                    500          25
General Mills, Inc.                                              200           9
Hershey Foods Corp.                                              100           8
PepsiCo, Inc.                                                    300          14
Sara Lee Corp.                                                   300           7
                                                                       ---------
                                                                              63

HEALTH CARE - 9.2%
Baxter International, Inc.                                       300           9
Boston Scientific Corp.(a)                                       300          11
Cardinal Health, Inc.                                            200          12
Johnson & Johnson, Inc.                                          600          31
Medtronic, Inc.                                                  200          10
Pfizer, Inc.                                                   1,511          53
St. Jude Medical, Inc.(a)                                        100           6
UnitedHealth Group, Inc.                                         174          10
                                                                       ---------
                                                                             142

INSURANCE - 3.3%
American International Group, Inc.                               500          33
Marsh & McLennan Cos., Inc.                                      200          10
Progressive Corp.                                                100           8
                                                                       ---------
                                                                              51

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
MANUFACTURING - 1.5%
3M Co.                                                           124          10
Deere & Co.                                                      100           7
Illinois Tool Works, Inc.                                         74           6
                                                                       ---------
                                                                              23

PERSONAL CARE - 1.2%
Colgate-Palmolive Co.                                            129           6
Gillette Co.                                                     317          12
                                                                       ---------
                                                                              18

PUBLISHING - 0.6%
Tribune Co.                                                      200          10

RETAIL - 5.9%
Best Buy & Co., Inc.                                             200          10
Home Depot, Inc.                                                 500          19
InterActiveCorp, Inc.(a)                                         300          10
Kohl's Corp.(a)                                                  138           6
Lowe's Cos., Inc.                                                200          11
RadioShack Corp.                                                 200           6
Target Corp.                                                     300          12
The Gap, Inc.                                                    400           9
Walgreen Co.                                                     233           8
                                                                       ---------
                                                                              91

SERVICES - 2.6%
Apollo Group, Inc., Class A(a)                                   100           7
Cendant Corp.                                                    300           7
Omnicom Group, Inc.                                              100           9
Paychex, Inc.                                                    200           7
Sysco Corp.                                                      300          11
                                                                       ---------
                                                                              41

TELECOMMUNICATIONS - 2.6%
Nextel Communications, Inc.(a)                                   380          11
QUALCOMM, Inc.                                                   200          11
Verizon Communications, Inc.                                     551          19
                                                                       ---------
                                                                              41
                                                                       ---------
TOTAL COMMON STOCKS                                                        1,103
Cost: $1,027

SECURITY, RATE, MATURITY DATE                          PRINCIPAL ($)   VALUE ($)
--------------------------------------------------------------------------------
CORPORATE BONDS - 9.6%

BANKS - 0.4%
Sovereign Bancorp, Inc.,
  10.50%, 11/15/06                                                 5           6

BROADCASTING - 2.2%
Clear Channel Communications, Inc.,
  4.40%, 05/15/11                                                 10          10
Comcast Corp., 5.30%, 01/15/14                                    10          10
Cox Communications, Inc., 4.63%, 06/01/13                         10          10
Liberty Media Corp., 5.70%, 05/15/13                               5           5
                                                                       ---------
                                                                              35
COMMERCIAL SERVICES - 0.3%
Cendant Corp., 6.25%, 01/15/08                                     5           5

ELECTRICAL EQUIPMENT - 0.4%
Fairchild Semiconductor,
  10.50%, 02/01/09                                                 5           6

ENERGY & UTILITIES - 1.3%
Devon Energy Corp., 2.75%, 08/01/06                               10          10
Valero Energy Corp., 4.75%, 06/15/13                               5           5
XTO Energy, Inc., 6.25%, 04/15/13                                  5           5
                                                                       ---------
                                                                              20

FINANCIAL - DIVERSIFIED - 1.6%
American General Finance Corp.,
  5.38%, 10/01/12                                                  5           5
Citigroup, Inc., 4.88%, 05/07/15                                   5           5
J.P. Morgan Chase & Co.,
  5.25%, 05/01/15                                                  5           5
MBNA America Bank Corp.,
  4.63%, 09/15/08                                                 10          10
                                                                       ---------
                                                                              25

INSURANCE - 0.7%
Ace, Ltd., 6.00%, 04/01/07                                         5           5
Anthem, Inc., 6.80%, 08/01/12                                      5           6
                                                                       ---------
                                                                              11

INVESTMENT BANKING & BROKERAGE - 0.3%
Goldman Sachs Group, Inc.,
  4.75%, 07/15/13                                                  5           5

MANUFACTURING - 0.7%
American Standard, Inc.,
  7.38%, 02/01/08                                                  5           6
Jabil Circuit, Inc., 5.88%, 07/15/10                               5           5
                                                                       ---------
                                                                              11

RETAIL - 1.1%
Kroger Co., 5.50%, 02/01/13                                        5           5
The GAP, Inc., 10.55%, 12/15/08                                    5           6
Yum!Brands, 8.88%, 04/15/11                                        5           6
                                                                       ---------
                                                                              17

TELECOMMUNICATIONS - 0.6%
Verizon Global Funding Corp.,
  4.38%, 06/01/13                                                 10           9
                                                                       ---------
TOTAL CORPORATE BONDS                                                        150
Cost: $151

SECURITY, RATE, MATURITY DATE                          PRINCIPAL ($)   VALUE ($)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.4%
FEDERAL HOME LOAN BANK - 1.9%
3.38%, 07/21/08                                                   30          30

FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.0%
2.88%, 09/15/05                                                    3           3
3.25%, 02/25/08                                                    4           4
4.50%, 01/15/13                                                    9           9
                                                                       ---------
                                                                              16

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.5%
1.88%, 12/15/04                                                    6           6
3.25%, 01/15/08                                                    9           9
5.25%, 01/15/09                                                   14          15
6.38%, 06/15/09                                                    3           3
4.38%, 09/15/12                                                    4           4
6.50%, 07/01/32                                                    7           7
6.00%, 11/01/32                                                    9           9
5.50%, 03/01/33                                                   42          43
5.50%, 04/01/33                                                   20          20
                                                                       ---------
                                                                             116
                                                                       ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                     162
Cost: $162

U.S. TREASURY NOTES - 0.3%
3.38%, 01/15/07                                                    5           5
Cost: $5

REPURCHASE AGREEMENTS  - 7.9%
Fifth Third Bank, 0.60%, 01/02/04
(Proceeds at maturity $123, collateralized by
  Federal Home Loan Mortgage Corporation security,
  7.00%, 08/01/29)
Cost:  $123                                                      123         123
                                                                       ---------
TOTAL INVESTMENTS - 99.2%                                                  1,543
Cost: $1,468(b)

Percentages indicated are based on net assets of  $1,555.

(a) Non-income producing security.

(b) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                            $      83
Unrealized depreciation                                   (8)
                                                   ---------
Net unrealized appreciation                        $      75

CITIZENS ULTRA SHORT BOND FUND

SECURITY, RATE, MATURITY DATE                          PRINCIPAL ($)   VALUE ($)
--------------------------------------------------------------------------------
CORPORATE BONDS - 65.8%

AUTOMOTIVE FINANCE - 24.1%
American Honda Finance,
  1.35%, 08/15/06                                                350         351
BMW Vehicle Owner Trust,
  1.94%, 02/25/07                                                250         251
Capital Auto Receivables Asset Trust,
  1.21%, 01/16/06                                                300         300
Ford Credit Auto Owner Trust,
  5.25%, 09/15/05                                                100         102
Goldman Sachs Auto Loan Trust,
  2.08%, 04/16/07                                                250         251
Harley-Davidson Motorcycle Trust,
  1.34%, 01/15/08                                                140         140
Honda Auto Receivables Owner Trust,
  2.16%, 10/21/08                                                200         197
Toyota Auto Receivables Owner Trust,
  4.39%, 05/15/09                                                100         104
Toyota Trust, 1.69%, 03/15/07                                    250         250
USAA Auto Owners Trust,
  1.58%, 06/15/07                                                250         249
Volkswagen Auto Loan Trust,
  2.36%, 12/20/05                                                150         151
                                                                       ---------
                                                                           2,346

BANKS - 6.3%
Bank of America Corp.,
  7.88%, 05/16/05                                                100         108
  4.75%, 10/15/06                                                100         106
JP Morgan Chase & Co.,
  1.29%, 02/05/04                                                150         150
Wells Fargo Co., 1.21%, 03/24/05                                 250         250
                                                                       ---------
                                                                             614

BROADCASTING - 2.3%
TCI Communications,
  8.00%, 08/01/05                                                210         228

COMPUTERS - 2.2%
Hewlett-Packard Co., 7.15%, 06/15/05                             200         215

FINANCIAL - DIVERSIFIED - 19.7%
American Express Co.,
  1.29%, 09/19/06                                                300         300
  7.20%, 09/17/07                                                100         106
American General Finance,
  7.45%, 01/15/05                                                 50          53
  3.00%, 11/15/06                                                250         252
Citibank Credit Card Master Trust,
  6.65%, 11/15/06                                                150         157

SECURITY, RATE, MATURITY DATE                          PRINCIPAL ($)    VALUE($)
--------------------------------------------------------------------------------
FINANCIAL - DIVERSIFIED (CONT.)
Citicorp, 7.63%, 05/01/05                                         50          54
Countrywide Capital, 5.25%, 06/15/04                             250         254
Goldman Sachs, 1.34%, 08/18/06500                                501         501
Merrill Lynch & Co., 1.34%, 04/28/05                             250         250
                                                                       ---------
                                                                           1,927

HEALTH CARE - 1.0%
Pfizer, Inc., 3.63%, 11/01/04100                                 102         102

INSURANCE - 2.6%
MetLife Global Funding,
  1.32%, 08/28/06(a)                                             250         250

RETAIL - 2.2%
Kroger Co., 7.38%, 03/01/05                                      200         212

TELECOMMUNICATIONS - 5.4%
CBS Corp., 7.15%, 05/20/05                                       150         160
Chesapeake (Bell Atlantic Virginia),
  6.13%, 07/15/05                                                100         107
Cox Communications Inc.,
  6.88%, 06/15/05                                                250         267
                                                                       ---------
                                                                             534
                                                                       ---------
TOTAL CORPORATE BONDS                                                      6,428
Cost: $6,417

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.4%
FEDERAL HOME LOAN BANK - 6.6%
2.00%, 10/16/06                                                  200         197
2.75%, 10/30/06                                                  200         200
3.00%, 05/14/07                                                  250         251
                                                                       ---------
                                                                             648

FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.0%
5.83%, 02/09/06                                                  100         108
1.91%, 10/27/06                                                  300         300
3.67%, 02/12/08                                                  250         251
5.50%, 03/15/30                                                   24          24
                                                                       ---------
                                                                             683

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.9%
2.38%, 03/17/06                                                  250         250
5.50%, 11/25/13                                                   32          32
                                                                       ---------
                                                                             282

STUDENT LOAN MARKETING ASSOCIATION - 1.9%
1.17%, 06/16/08                                                   62          62
1.18%, 06/16/08                                                  126         126
                                                                       ---------
                                                                             188
                                                                       ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                   1,801
Cost $1,803

REPURCHASE AGREEMENTS - 15.4%
Fifth Third Bank, 0.60%, 01/02/04
(Proceeds at maturity $1,502,
  collateralized by Federal Home
  Loan Mortgage Corporation
  security, 8.00%, 12/01/30)
Cost:  $1,502                                                  1,502       1,502
                                                                       ---------
TOTAL INVESTMENTS - 99.6%                                                  9,731
Cost: $9,722(b)

Percentages indicated are based on net assets of $9,769.

(a) Rule 144A security.

(b) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                        $      24
Unrealized depreciation                              (15)
                                               ---------
Net unrealized appreciation                    $       9

CITIZENS INCOME FUND
SECURITY, RATE, MATURITY DATE                          PRINCIPAL ($)    VALUE($)
--------------------------------------------------------------------------------
CORPORATE BONDS - 58.7%
BANKS - 2.7%
Banknorth Group, Inc.,
  3.75%, 05/01/08                                                500         499
Sovereign Bancorp, Inc.,
  10.50%, 11/15/06                                               995       1,177
                                                                       ---------
                                                                           1,676

BROADCASTING - 12.3%
Clear Channel Communications, Inc.,
  4.40%, 05/15/11                                              1,490       1,454
Comcast Corp.,
  5.85%, 01/15/10                                              1,000       1,068
  5.30%, 01/15/14                                                990         987
Cox Communications, Inc.,
  7.10%, 10/01/12                                              1,000       1,153
  4.60%, 06/01/13                                                990         954
 Liberty Media Corp., 5.70%, 05/15/13                            995       1,006
Univison Communications, Inc.,
  7.85%, 07/15/11                                              1,000       1,189
                                                                       ---------
                                                                           7,811

SECURITY, RATE, MATURITY DATE                          PRINCIPAL ($)    VALUE($)
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.5%
Fairchild Semiconductor,
  10.50%, 02/01/09                                               495         552
Flextronics International, Ltd.,(a)
  6.50%, 05/15/13                                              1,000       1,035
                                                                       ---------
                                                                           1,587

ENERGY & UTILITIES - 5.3%
Devon Energy Corp., 2.75%, 08/01/06 1,340                      1,341
Valero Energy Corp., 4.75%, 06/15/13                             995         943
XTO Energy, Inc., 6.25%, 04/15/13                                995       1,047
                                                                       ---------
                                                                           3,331

FINANCIAL - DIVERSIFIED - 8.1%
American General Finance Corp.,
  5.40%, 10/01/12                                                995       1,026
Citigroup, Inc.,
  4.90%, 05/07/15                                                995         972
J.P. Morgan Chase & Co.,
  5.25%, 05/01/15                                                995         992
MBNA America Bank Corp.,
  4.60%, 09/15/08                                                990       1,016
  7.10%, 11/15/12                                              1,000       1,143
                                                                       ---------
                                                                           5,149

HEALTH CARE - 1.8%
AmerisourceBergen Corp.,
  8.10%, 09/01/08                                              1,000       1,128

INSURANCE - 4.3%
Ace, Ltd., 6.00%, 04/01/07                                       995       1,078
Anthem, Inc., 6.80%, 08/01/12                                    995       1,124
Chubb Corp., 3.95%, 04/01/08(a)                                  500         505
                                                                       ---------
                                                                           2,707

INVESTMENT BANKING & BROKERAGE - 1.5%
The Goldman Sachs Group, Inc.,
  4.75%, 07/15/13                                                995         970

LEISURE - 0.8%
Harley-Davidson Funding,
  3.60%, 12/15/08(a)                                             500         499

MANUFACTURING - 3.9%
American Standard, Inc.,
  7.40%, 02/01/08                                                995       1,099
Jabil Circuit, Inc., 5.90%, 07/15/10                           1,295       1,351
                                                                       ---------
                                                                           2,450

OFFICE EQUIPMENT & SUPPLIES - 0.8%
Office Depot, 6.25%, 08/15/13(a)                                 500         525

RESTAURANTS - 1.7%
Dominos, Inc., 8.25%, 07/01/11(a)                              1,000       1,071

RETAIL - 5.5%
Kroger Co., 5.50%, 02/01/13                                      995       1,012
The GAP, Inc., 10.55%, 12/15/08                                  995       1,227
Yum!Brands, 8.90%, 04/15/11                                      995       1,206
                                                                       ---------
                                                                           3,445

SERVICES - 2.5%
Cendant Corp., 6.25%, 01/15/08                                   995       1,085
Fiserv, Inc., 4.00%, 04/15/08(a)                                 500         498
                                                                       ---------
                                                                           1,583

TELECOMMUNICATIONS - 5.0%
Nextel Communicatins, Inc.,
  7.40%, 08/01/15                                              1,000       1,075
Verizon Global Funding Corp.,
  7.40%, 09/01/12                                              1,000       1,159
  4.40%, 06/01/13                                                990         935
                                                                       ---------
                                                                           3,169
                                                                       ---------
TOTAL CORPORATE BONDS                                                     37,101
Cost: $35,458

U.S. GOVERNMENT AGENCY OBLIGATIONS - 31.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 14.1%
1.90%, 10/27/06                                                1,000       1,000
4.50%, 07/23/07                                                1,000       1,016
4.00%, 06/15/13                                                3,000       3,048
6.25%, 11/14/13                                                1,000       1,060
3.50%, 03/15/14                                                2,803       2,815
                                                                       ---------
                                                                           8,939

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 14.0%
2.75%, 08/11/06                                                2,000       2,001
6.50%, 08/01/31                                                1,077       1,126
6.00%, 08/01/32                                                1,072       1,108
5.50%, 04/01/33                                                4,560       4,622
                                                                       ---------
                                                                           8,857

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.4%
6.00%, 04/15/31                                                  104         108
6.50%, 12/15/31                                                  657         693
6.50%, 06/15/32                                                1,268       1,337
                                                                       ---------
                                                                           2,138
                                                                       ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                  19,934
Cost: $19,853

U.S. TREASURY NOTES - 4.0%
3.40%, 01/15/07                                                2,335       2,530
Cost: $2,494

SECURITY, RATE, MATURITY DATE                            PRINCIPAL ($) VALUE ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 5.0%
Fifth Third Bank, 0.60%, 01/02/04
(Proceeds at maturity $3,149, collateralized by
  Federal National Mortgage Association security,
  4.50%, 07/01/18)
Cost: $3,149                                                   3,149       3,149
                                                                       ---------
TOTAL INVESTMENTS - 99.2%                                                 62,714
Cost: $60,954(b)

Percentages indicated are based on net assets of $63,203.

(a) Rule 144A security.

(b) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                    $   2,090
Unrealized depreciation                                         (330)
                                                           ---------
Net unrealized appreciation                                $   1,760

CITIZENS MONEY MARKET FUND

SECURITY                                                    SHARES     VALUE ($)
--------------------------------------------------------------------------------
MUTUAL FUNDS - 98.3%
Citizens Prime Money Market Fund
Cost: $99,966                                                 99,966      99,966
                                                                       ---------
TOTAL INVESTMENTS - 98.3%                                                 99,966
Cost: $99,966

Percentages indicated are based on net assets of $101,703.

CITIZENS PRIME MONEY MARKET FUND

SECURITY, RATE, MATURITY DATE                          PRINCIPAL ($)   VALUE ($)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 2.6%
City National Bank of New Jersey,
  1.50%, 03/17/04(a)                                             100         100
Independence Federal Savings Bank,
  1.30%, 09/26/04(a)                                             100         100
Mercantile Safe Deposit and Trust,
  1.20%, 06/02/04                                              2,000       2,000
Self Help Credit Union,
  1.30%, 03/14/04(a)                                             100         100
U.S. Bank,
  1.42%, 01/08/04                                              2,000       2,000
                                                                       ---------
TOTAL CERTIFICATES OF DEPOSIT                                              4,300
Cost: $4,300

COMMERCIAL PAPER - 80.5%
American Express Credit Corp.,
  1.02%, 01/08/04                                              5,000       4,999
American General Finance Corp.,
  1.13%, 01/05/04                                              7,500       7,499
Atlantis One Funding Corp.,
  1.13%, 04/21/04(b)                                           4,000       3,986
Blue Ridge Asset Funding,
  1.08%, 01/07/04(b)                                           7,500       7,499
Citicorp,
  1.04%, 01/06/04                                              8,000       7,998
Coca Cola Co.,
  1.07%, 01/30/04(b)                                           1,600       1,599
Cooperative Association of Tractor Dealers,
  1.10%, 01/06/04                                              7,000       6,999
  1.17%, 02/18/04                                              2,593       2,589
  1.17%, 05/12/04                                              2,200       2,191
Countrywide Home Loans,
  0.99%, 01/09/04                                              8,000       7,998
Dow Jones & Co, Inc.,
  1.08%, 01/06/04(b)                                           1,988       1,988
Fountain Square,
  1.08%, 01/06/04(b)                                           8,000       7,998
Galaxy Funding, Inc.,
  1.10%, 01/21/04(b)                                           4,000       3,998
Galleon Capital Corp.,
  1.10%, 01/23/04(b)                                           7,500       7,495
Gillette Co.,
  0.83%, 01/02/04(b)                                           8,000       7,999
The Goldman Sachs Group,
  0.92%, 01/26/04                                              2,200       2,199
  1.32%, 08/23/04                                              3,500       3,470
ING America Insurance,
  1.10%, 02/18/04                                              7,000       6,990
J.P. Morgan Chase & Co.,
  1.08%, 02/17/04                                              2,433       2,430
Marsh and McLennan Cos., Inc.,
  1.05%, 01/09/04(b)                                           8,000       7,997
Merrill Lynch,
  1.05%, 01/06/04                                              3,000       3,000
Metlife Funding Inc.,
  1.03%, 01/12/04                                              7,500       7,498
Mid States Federal Credit Union Corp.,
  1.09%, 01/05/04                                              7,009       7,008
New York Times Co.,
   0.90%, 01/02/04                                               940         940
State Street Corp.,
  1.05%, 01/02/04                                              8,050       8,049

SECURITY, RATE, MATURITY DATE                          PRINCIPAL ($)   VALUE ($)
--------------------------------------------------------------------------------
UBS Finance Corp.,
  1.98%, 01/05/04                                              2,115       2,115
                                                                       ---------
TOTAL COMMERCIAL PAPER                                                   134,531
Cost: $134,531

CORPORATE BONDS - 9.9%
American Express Centurion Bank,
  1.13%, 07/14/04 (c)                                          3,000       3,000
The Bear Stearns Cos.,
  1.12%, 03/25/04 (c)                                          5,000       5,000
Merrill Lynch and Co, Inc.,
  1.47%, 03/08/04 (c)                                          5,000       5,003
Pelican Capital LLC,
  1.31%, 04/01/28 (c)                                            560         560
Redding Life Care LLC,
  1.15%, 10/10/05 (c)                                          3,000       3,000
                                                                       ---------
TOTAL CORPORATE BONDS                                                     16,563
Cost: $16,563

MUNICIPAL NOTES - 2.1%
New York State Housing Finance Agency,
  1.13%, 11/15/29 (c)                                          3,500       3,500
Cost: $3,500

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.8%
STUDENT LOAN MARKETING ASSOCIATION - 4.8%
0.99%, 01/15/04 (c)                                            4,000       4,000
0.94%, 04/15/04 (c)                                            4,000       4,000
                                                                       ---------
Cost: $8,000                                                               8,000

REPURCHASE AGREEMENTS - 0.1%
Fifth Third Bank, 0.60%, 01/02/04
(Proceeds at maturity $126,
  collarteralized by Federal Home Loan Mortgage
  Corporation security, 7.50%, 11/01/29)
Cost:  $126                                                      126         126
                                                                       ---------
TOTAL INVESTMENTS - 100.0%                                               167,020
Cost: $167,020 (d)

Percentages indicated are based on net assets of $166,966.

(a) Restricted security which may not be publicly sold without registration under the Securities Act of 1933.

(b) Rule 144A security

(c) Variable rate security. The rate presented represents the rate in effect at December 31, 2003.

(d) Represents cost for financial reporting and federal income tax purposes.

STATEMENTS OF ASSETS AND LIABILITIES

                                                    300          CORE GROWTH       EMERGING     SMALL CAP CORE
                                                    FUND             FUND        GROWTH FUND     GROWTH FUND
--------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value                           $   4,425,926   $ 377,557,523   $ 189,741,921   $  25,335,437
Repurchase agreements                                  14,438       3,293,663       3,064,066         238,936
                                                -------------   -------------   -------------   -------------
Total investments                                   4,440,364     380,851,186     192,805,987      25,574,373
Cash                                                        -               -               -               -
Foreign currency                                            -               -               -               -
Receivables:
   Interest and dividends                               3,157         110,921          88,686             932
   Investments sold                                         -      29,280,445               -         174,245
   Tax reclaims                                             -               -               -               -
   Due from investment adviser                          2,922               -               -               -
   Unrealized appreciation on forward foreign
      currency contracts                                    -               -               -               -
Deferred offering costs                                 7,577               -               -               -
Prepaid expenses                                       13,516          35,147          24,486          10,396
-------------------------------------------------------------------------------------------------------------
Total assets                                        4,467,536     410,277,699     192,919,159      25,759,946

LIABILITIES
Payables:
   Dividends to shareholders                                -               -               -               -
   Investments purchased                               13,860      32,551,239         699,890         222,447
   Capital shares redeemed                                  -               -           1,295               -
   Unrealized depreciation on forward foreign
      currency contracts                                    -               -               -               -
   Investment management fees                               -         157,315         160,576          10,441
   Administrative fees                                    487          47,195          24,087           3,132
   Shareholder service fees                               287          49,934          15,113           1,233
   Distribution fees                                      812          65,426          39,277           5,220
   Other accrued expenses                               5,777         229,694         140,987          18,208
-------------------------------------------------------------------------------------------------------------
Total liabilities                                      21,223      33,100,803       1,081,225         260,681
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                      $   4,446,313   $ 377,176,896   $ 191,837,934   $  25,499,265
-------------------------------------------------------------------------------------------------------------
NET ASSETS
Standard shares:
   Net assets                                   $   4,446,313   $ 311,485,854   $ 176,336,231   $  25,499,265
   Number of shares outstanding                       405,353      16,864,377      13,778,271       2,410,689
   Net asset value, offering and redemption
     price per share                            $       10.97   $       18.47   $       12.80   $       10.58

Institutional shares:
   Net assets                                               -   $  62,988,889   $   3,716,031               -
   Number of shares outstanding                             -       4,133,094         282,586               -
   Net asset value, offering and redemption
     price per share                                        -   $       15.24   $       13.15               -

Administrative shares:
   Net assets                                               -   $   2,702,153   $  11,785,672               -
   Number of shares outstanding                             -         143,877         907,205               -
   Net asset value, offering and redemption
     price per share                                        -   $       18.78   $       12.99               -

Net assets consist of:
   Paid-in capital                              $   4,138,689   $ 418,381,748   $ 372,291,501   $  24,008,824

   Accumulated net investment income/loss                  94      (1,100,424)     (1,352,990)       (152,930)
   Accumulated net realized gains/losses
      on investments and foreign currencies             1,989    (100,067,303)   (206,319,536)       (847,178)
   Net unrealized appreciation on investments
      and foreign currencies                          305,541      59,962,875      27,218,959       2,490,549
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                      $   4,446,313   $ 377,176,896   $ 191,837,934   $  25,499,265
-------------------------------------------------------------------------------------------------------------
Investments, at cost                            $   4,134,823   $ 320,888,311   $ 165,587,028   $  23,083,824

Foreign currency, at cost                                   -               -               -               -

See Financial Notes

                                               AS OF DECEMBER 31, 2003 UNAUDITED

                                                    VALUE       GLOBAL EQUITY      BALANCED      ULTRA SHORT
                                                    FUND            FUND             FUND         BOND FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value                           $  20,434,778   $ 120,252,667   $   1,420,152   $   8,228,592
Repurchase agreements                                 124,151       1,335,746         122,599       1,501,978
-------------------------------------------------------------------------------------------------------------
Total investments                                  20,558,929     121,588,413       1,542,751       9,730,570
Cash                                                        -               -               -               -
Foreign currency                                            -           2,406               -               -
Receivables:
   Interest and dividends                              38,721         114,321           4,333          42,852
   Investments sold                                         -               -               -               -
   Tax reclaims                                             -          69,820               -               -
   Due from investment adviser                              -               -           4,733           9,420
   Unrealized appreciation on forward foreign
      currency contracts                                    -           1,429               -               -
Deferred offering costs                                     -               -               -               -
Prepaid expenses                                        6,174          23,808           7,334           7,829
-------------------------------------------------------------------------------------------------------------
Total assets                                       20,603,824     121,800,197       1,559,151       9,790,671

LIABILITIES
Payables:
   Dividends to shareholders                                -               -           1,297          15,446
   Investments purchased                               52,402               -               -               -
   Capital shares redeemed                                  -           1,395               -               -
   Unrealized depreciation on forward foreign
      currency contracts                                    -           1,429               -               -
   Investment management fees                          11,773         100,780               -               -
   Administrative fees                                  2,523          15,104             185           1,270
   Shareholder service fees                             1,679           6,830              55             142
   Distribution fees                                    4,205          23,628             308           2,117
   Other accrued expenses                              17,919          74,873           2,793           2,245
-------------------------------------------------------------------------------------------------------------
Total liabilities                                      90,501         224,039           4,638          21,220
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                      $  20,513,323   $ 121,576,158   $   1,554,513   $   9,769,451
-------------------------------------------------------------------------------------------------------------
NET ASSETS
Standard shares:
   Net assets                                   $  20,513,323   $ 111,471,690   $   1,554,513   $   9,769,451
   Number of shares outstanding                     2,035,057       7,186,261         137,482         979,431
   Net asset value, offering and redemption
     price per share                            $       10.08   $       15.51   $       11.31   $        9.97

Institutional shares:
   Net assets                                               -   $   7,549,264               -               -
   Number of shares outstanding                             -         475,692               -               -
   Net asset value, offering and redemption
     price per share                                        -   $       15.87               -               -

Administrative shares:
   Net assets                                               -   $   2,555,204               -               -
   Number of shares outstanding                             -         163,007               -               -
   Net asset value, offering and redemption
     price per share                                        -   $       15.68               -               -

Net assets consist of:
   Paid-in capital                              $  28,338,187   $ 244,227,482   $   1,409,333   $   9,838,856

   Accumulated net investment income/loss             (12,233)     (1,013,051)           (481)         (8,647)
   Accumulated net realized gains/losses
      on investments and foreign currencies       (10,266,327)   (135,306,568)         70,923         (69,734)
   Net unrealized appreciation on investments
      and foreign currencies                        2,453,696      13,668,295          74,738           8,976
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                      $  20,513,323   $ 121,576,158   $   1,554,513   $   9,769,451
-------------------------------------------------------------------------------------------------------------
Investments, at cost                            $  18,105,233   $ 107,931,931   $   1,468,013   $   9,721,594

Foreign currency, at cost                                   -           2,398               -               -

                                                   INCOME       MONEY MARKET     PRIME MONEY
                                                    FUND            FUND         MARKET FUND
---------------------------------------------------------------------------------------------
ASSETS
Investments, at value                           $  59,565,132   $  99,965,686   $ 166,894,372
Repurchase agreements                               3,149,346               -         125,627
---------------------------------------------------------------------------------------------
Total investments                                  62,714,478      99,965,686     167,019,999
Cash                                                        -       1,783,503               -
Foreign currency                                            -               -               -
Receivables:
   Interest and dividends                             769,502          92,271          83,744
   Investments sold                                         -               -               -
   Tax reclaims                                             -               -               -
   Due from investment adviser                              -               -           9,258
   Unrealized appreciation on forward foreign
      currency contracts                                    -               -               -
Deferred offering costs                                     -               -           8,134
Prepaid expenses                                        8,784          20,594           3,310
---------------------------------------------------------------------------------------------
Total assets                                       63,492,764     101,862,054     167,124,445

LIABILITIES
Payables:
   Dividends to shareholders                          192,706          10,788         151,286
   Investments purchased                                    -               -               -
   Capital shares redeemed                                  -               -               -
   Unrealized depreciation on forward foreign
      currency contracts                                    -               -               -
   Investment management fees                          34,928          30,484               -
   Administrative fees                                  8,060          13,065               -
   Shareholder service fees                             2,693           7,013               2
   Distribution fees                                   13,434               -               -
   Other accrued expenses                              38,070          97,946           7,470
---------------------------------------------------------------------------------------------
Total liabilities                                     289,891         159,296         158,758
---------------------------------------------------------------------------------------------
NET ASSETS                                      $  63,202,873   $ 101,702,758   $ 166,965,687
---------------------------------------------------------------------------------------------
NET ASSETS
Standard shares:
   Net assets                                   $  63,202,873   $  91,309,317   $ 166,965,687
   Number of shares outstanding                     6,254,104      91,382,660     166,965,687
   Net asset value, offering and redemption
     price per share                            $       10.11   $        1.00   $        1.00

Institutional shares:
   Net assets                                               -   $  10,393,441               -
   Number of shares outstanding                             -      10,395,232               -
   Net asset value, offering and redemption
     price per share                                        -   $        1.00               -

Administrative shares:
   Net assets                                               -               -               -
   Number of shares outstanding                             -               -               -
   Net asset value, offering and redemption
     price per share                                        -               -               -

Net assets consist of:
   Paid-in capital                              $  67,366,002   $ 101,711,841   $ 166,965,687

   Accumulated net investment income/loss            (117,714)              -               -
   Accumulated net realized gains/losses
      on investments and foreign currencies        (5,805,648)         (9,083)              -
   Net unrealized appreciation on investments
      and foreign currencies                        1,760,233               -               -
---------------------------------------------------------------------------------------------
NET ASSETS                                      $  63,202,873   $ 101,702,758   $ 166,965,687
---------------------------------------------------------------------------------------------
Investments, at cost                            $  60,954,245   $  99,965,686   $ 167,019,999

Foreign currency, at cost                                   -               -               -

STATEMENTS OF OPERATIONS

                                                    300          CORE GROWTH       EMERGING     SMALL CAP CORE
                                                    FUND             FUND        GROWTH FUND     GROWTH FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                        $         281   $      12,527   $      14,446   $       2,714
Dividend(3)                                            12,645       1,444,897         392,195          13,811
-------------------------------------------------------------------------------------------------------------
Total investment income                                12,926       1,457,424         406,641          16,525

EXPENSES
Investment management fees                              1,927         924,310         929,029          55,618
Administrative fees                                     1,445         277,296         139,356          16,686
Distribution fees:
   Standard shares                                      2,409         376,168         212,517          27,809
   Administrative shares                                    -           3,199          12,950               -
Shareholder service fees:
   Standard shares                                        383         378,997          67,684           7,700
   Institutional shares                                     -             552              74               -
   Administrative shares                                    -              92             156               -
Transfer agent expenses:
   Standard shares                                      4,542         368,086         267,555          29,713
   Institutional shares                                     -           1,725             184               -
   Administrative shares                                    -             777           2,208               -
Accounting expenses                                     2,449          69,811          35,078           5,934
Custody expenses                                        5,332           9,208           8,888           8,835
Offering costs                                          2,714               -               -               -
Trustee expenses                                          122          28,543          14,232           1,569
Other expenses                                          6,279         121,119          70,713          15,770
-------------------------------------------------------------------------------------------------------------
Total expenses before reimbursements,
   waivers,or expenses paid indirectly                 27,602       2,559,883       1,760,624         169,634
Reimbursements or waivers from adviser                (18,825)              -               -               -
Expenses paid indirectly                                    -          (2,035)           (993)           (179)
-------------------------------------------------------------------------------------------------------------
Net expenses                                            8,777       2,557,848       1,759,631         169,455
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/LOSS                      $       4,149   $  (1,100,424)  $  (1,352,990)  $    (152,930)

REALIZED AND UNREALIZED
   GAINS/LOSSES ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Realized gains/losses on investments
   and foreign currency transactions            $       1,989   $  30,132,322   $  19,432,545   $   3,595,359
Change in unrealized
   appreciation/depreciation
   on investments and foreign currencies              305,541      13,753,992      10,157,361         692,599
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains/losses
   on investments and foreign currencies              307,530      43,886,314      29,589,906       4,287,958

CHANGE IN NET ASSETS FROM OPERATIONS            $     311,679   $  42,785,890   $  28,236,916   $   4,135,028

(1) For the period August 29, 2003, commencement of operations, to December 31, 2003.
(2)  For the period July 1, 2003, commencement of operations, to December 31,
     2003.
(3) Dividend income net of withholding taxes. For the six months ended December 31, 2003, withholding taxes for the Global Equity Fund were $44,418.

See Financial Notes

                FOR THE SIX MONTHS ENDED DECEMBER 31, 2003 UNAUDITED

                                                    VALUE       GLOBAL EQUITY      BALANCED      ULTRA SHORT
                                                    FUND            FUND             FUND         BOND FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                        $       1,249   $       5,136   $       6,575   $      96,604
Dividend(3)                                           148,786         651,081           3,552               -
-------------------------------------------------------------------------------------------------------------
Total investment income                               150,035         656,217          10,127          96,604

EXPENSES
Investment management fees                             63,174         571,615           4,160          18,555
Administrative fees                                    13,537          85,743             960           7,952
Distribution fees:
   Standard shares                                     22,562         131,084           1,600          13,253
   Administrative shares                                    -           2,830               -               -
Shareholder service fees:
   Standard shares                                      8,239          31,753             487           1,408
   Institutional shares                                     -              74               -               -
   Administrative shares                                    -              92               -               -
Transfer agent expenses:
   Standard shares                                     32,243         176,927           6,750           8,633
   Institutional shares                                     -             276               -               -
   Administrative shares                                    -           1,012               -               -
Accounting expenses                                     5,566          25,525           2,907           4,756
Custody expenses                                        3,018           7,082           2,059           2,438
Offering costs                                              -               -           6,149           5,419
Trustee expenses                                        1,357           9,098             530             386
Other expenses                                         12,621          55,870          12,454          16,235
-------------------------------------------------------------------------------------------------------------
Total expenses before reimbursements,
   waivers,or expenses paid indirectly                162,317       1,098,981          38,056          79,035
Reimbursements or waivers from adviser                      -               -         (29,718)        (77,331)
Expenses paid indirectly                                  (49)              -               -               -
-------------------------------------------------------------------------------------------------------------
Net expenses                                          162,268       1,098,981           8,338           1,704
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/LOSS                      $     (12,233)  $    (442,764)  $       1,789   $      94,900

REALIZED AND UNREALIZED
   GAINS/LOSSES ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Realized gains/losses on investments
   and foreign currency transactions            $   1,404,021   $  (3,295,807)  $      78,568   $     (61,702)
Change in unrealized
   appreciation/depreciation
   on investments and foreign currencies            1,421,691      20,066,279          48,977         (29,509)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains/losses
   on investments and foreign currencies            2,825,712      16,770,472         127,545         (91,211)

CHANGE IN NET ASSETS FROM OPERATIONS            $   2,813,479   $  16,327,708   $     129,334   $       3,689

                                                   INCOME       MONEY MARKET     PRIME MONEY
                                                   FUND(1)          FUND        MARKET FUND(2)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                        $   1,527,734   $       3,973   $     855,722
Dividend(3)                                                 -         578,981               -
---------------------------------------------------------------------------------------------
Total investment income                             1,527,734         582,954         855,722

EXPENSES
Investment management fees                            215,999         188,971         195,620
Administrative fees                                    49,846          80,989               -
Distribution fees:
   Standard shares                                     83,076               -               -
   Administrative shares                                    -               -               -
Shareholder service fees:
   Standard shares                                     15,793          31,724               2
   Institutional shares                                     -             340               -
   Administrative shares                                    -               -               -
Transfer agent expenses:
   Standard shares                                     61,340         137,298           2,562
   Institutional shares                                     -             827               -
   Administrative shares                                    -               -               -
Accounting expenses                                    16,946          21,701           8,853
Custody expenses                                        2,770           1,453           6,449
Offering costs                                              -               -           6,410
Trustee expenses                                        5,364           9,131           3,169
Other expenses                                         25,455          49,301           8,861
---------------------------------------------------------------------------------------------
Total expenses before reimbursements,
   waivers,or expenses paid indirectly                476,589         521,735         231,926
Reimbursements or waivers from adviser                      -               -        (231,926)
Expenses paid indirectly                                    -               -               -
---------------------------------------------------------------------------------------------
Net expenses                                          476,589         521,735               -
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/LOSS                      $   1,051,145   $      61,219   $     855,722

REALIZED AND UNREALIZED
   GAINS/LOSSES ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Realized gains/losses on investments
   and foreign currency transactions            $     (22,670)              -               -
Change in unrealized
   appreciation/depreciation
   on investments and foreign currencies           (1,043,169)              -               -
---------------------------------------------------------------------------------------------
Net realized and unrealized gains/losses
   on investments and foreign currencies           (1,065,839)              -               -

CHANGE IN NET ASSETS FROM OPERATIONS            $     (14,694)  $      61,219   $     855,722

STATEMENTS OF CHANGES IN NET ASSETS

                                                     300 FUND              CORE GROWTH FUND
-------------------------------------------------------------------------------------------------------
                                                  FOR THE PERIOD    FOR THE SIX
                                                    08/29/03(1)    -MONTHS ENDED        FOR THE
                                                     12/31/03         12/31/03         YEAR ENDED
                                                    (UNAUDITED)      (UNAUDITED)        06/30/03
-------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss                        $        4,149   $   (1,100,424)   $     (520,790)
Realized gains/losses on investments
   and foreign currency transactions                       1,989       30,132,322       (39,810,514)
Change in unrealized appreciation/depreciation
   on investments and foreign currencies                 305,541       13,753,992        29,592,435
---------------------------------------------------------------------------------------------------
Change in net assets from operations                     311,679       42,785,890       (10,738,869)

Dividends to shareholders:
   From net investment income:
   Standard shares                                        (4,055)               -                 -

Change in net assets from capital transactions         4,138,689      (16,945,101)      (51,887,083)

CHANGE IN NET ASSETS                              $    4,446,313   $   25,840,789    $  (62,625,952)
---------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                               $            -   $  351,336,107    $  413,962,059
End of period                                     $    4,446,313   $  377,176,896    $  351,336,107
---------------------------------------------------------------------------------------------------
Accumulated net investment income/loss            $           94   $   (1,100,424)                -

CAPITAL TRANSACTIONS
Standard shares
   Proceeds from shares issued                    $    4,134,725   $   10,350,458    $   20,813,812
   Dividends reinvested                                    4,044                -                 -
   Cost of shares redeemed                                   (80)     (18,955,441)      (53,825,105)
---------------------------------------------------------------------------------------------------
   Net change                                          4,138,689       (8,604,983)      (33,011,293)

Institutional shares
   Proceeds from shares issued                                 -   $   12,298,571    $   27,922,878
   Cost of shares redeemed                                     -      (20,616,986)      (47,184,580)
---------------------------------------------------------------------------------------------------
   Net change                                                  -       (8,318,415)      (19,261,702)
---------------------------------------------------------------------------------------------------
Administrative shares
   Proceeds from shares issued                                 -   $      370,225    $    1,251,277
   Cost of shares redeemed                                     -         (391,928)         (865,365)
---------------------------------------------------------------------------------------------------
   Net change                                                  -          (21,703)          385,912
---------------------------------------------------------------------------------------------------

CHANGE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                      $    4,138,689   $  (16,945,101)   $  (51,887,083)
---------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Standard shares
   Issued                                                404,987          594,481         1,364,126
   Reinvested                                                374                -                 -
   Redeemed                                                   (8)      (1,084,301)       (3,545,634)
---------------------------------------------------------------------------------------------------
   Net change                                            405,353         (489,820)       (2,181,508)
---------------------------------------------------------------------------------------------------
Institutional shares
   Issued                                                      -          866,497         2,233,874
   Redeemed                                                    -       (1,436,900)       (3,763,348)

   Net change                                                  -         (570,403)       (1,529,474)

Administrative shares
   Issued                                                      -           20,778            80,682
   Redeemed                                                    -          (22,329)          (55,257)
---------------------------------------------------------------------------------------------------
   Net change                                                  -           (1,551)           25,425
---------------------------------------------------------------------------------------------------

CHANGE IN SHARES FROM
   SHARE TRANSACTIONS                                    405,353       (1,061,774)       (3,685,557)

                                                        EMERGING GROWTH FUND
---------------------------------------------------------------------------------
                                                    FOR THE SIX
                                                   MONTHS ENDED       FOR THE
                                                      12/31/03      YEAR ENDED
                                                    (UNAUDITED)      06/30/03
---------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss                        $   (1,352,990)  $   (2,526,279)
Realized gains/losses on investments
   and foreign currency transactions                  19,432,545      (45,670,710)
Change in unrealized appreciation/depreciation
   on investments and foreign currencies              10,157,361       31,865,153
---------------------------------------------------------------------------------
Change in net assets from operations                  28,236,916      (16,331,836)

Dividends to shareholders:
   From net investment income:
   Standard shares                                             -                -

Change in net assets from capital transactions        (8,249,808)     (17,500,693)

CHANGE IN NET ASSETS                              $   19,987,108   $  (33,832,529)
---------------------------------------------------------------------------------

NET ASSETS
Beginning of period                               $  171,850,826   $  205,683,355
End of period                                     $  191,837,934   $  171,850,826
---------------------------------------------------------------------------------
Accumulated net investment income/loss            $   (1,352,990)               -

CAPITAL TRANSACTIONS
Standard shares
   Proceeds from shares issued                    $   11,144,944   $   37,852,532
   Dividends reinvested                                        -                -
   Cost of shares redeemed                           (18,580,951)     (55,356,284)
---------------------------------------------------------------------------------
   Net change                                         (7,436,007)     (17,503,752)

Institutional shares
   Proceeds from shares issued                    $      898,299   $    2,821,812
   Cost of shares redeemed                            (3,413,744)      (3,432,566)
---------------------------------------------------------------------------------
   Net change                                         (2,515,445)        (610,754)
---------------------------------------------------------------------------------
Administrative shares
   Proceeds from shares issued                    $    4,241,198   $    6,162,025
   Cost of shares redeemed                            (2,539,554)      (5,548,212)
---------------------------------------------------------------------------------
   Net change                                          1,701,644          613,813
---------------------------------------------------------------------------------

CHANGE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                      $   (8,249,808)  $  (17,500,693)
---------------------------------------------------------------------------------

SHARE TRANSACTIONS
Standard shares
   Issued                                                934,360        3,719,462
   Reinvested                                                  -                -
   Redeemed                                           (1,558,560)      (5,464,486)
---------------------------------------------------------------------------------
   Net change                                           (624,200)      (1,745,024)
---------------------------------------------------------------------------------
Institutional shares
   Issued                                                 70,702          273,794
   Redeemed                                             (267,082)        (329,608)

   Net change                                           (196,380)         (55,814)

Administrative shares
   Issued                                                346,107          597,115
   Redeemed                                             (209,500)        (534,955)
---------------------------------------------------------------------------------
   Net change                                            136,607           62,160
---------------------------------------------------------------------------------

CHANGE IN SHARES FROM
   SHARE TRANSACTIONS                                   (683,973)      (1,738,678)

(1)  Commencement of operations.

See Financial Notes

                                                      SMALL CAP CORE GROWTH FUND                 VALUE FUND
---------------------------------------------------------------------------------------------------------------------
                                                    FOR THE SIX                        FOR THE SIX
                                                   MONTHS ENDED        FOR THE        MONTHS ENDED          FOR THE
                                                     12/31/03        YEAR ENDED         12/31/03          YEAR ENDED
                                                    (UNAUDITED)        06/30/03        (UNAUDITED)         06/30/03
---------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss                        $     (152,930)  $     (175,082)   $      (12,233)   $      (99,467)
Realized gains/losses on investments
   and foreign currency transactions                   3,595,359       (3,605,564)        1,404,021       (10,282,004)
Change in unrealized appreciation/depreciation
   on investments and foreign currencies                 692,599        2,748,439         1,421,691         9,608,668
---------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                   4,135,028       (1,032,207)        2,813,479          (772,803)

Dividends to shareholders:
   From net investment income:
   Standard shares                                             -                -                 -                 -

Change in net assets from capital transactions         3,543,015          394,033         1,473,525        (4,060,871)

CHANGE IN NET ASSETS                              $    7,678,043   $     (638,174)   $    4,287,004    $   (4,833,674)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                               $   17,821,222   $   18,459,396    $   16,226,319    $   21,059,993
End of period                                     $   25,499,265   $   17,821,222    $   20,513,323    $   16,226,319
---------------------------------------------------------------------------------------------------------------------
Accumulated net investment income/loss            $     (152,930)               -    $      (12,233)                -

CAPITAL TRANSACTIONS
Standard shares
   Proceeds from shares issued                    $    5,430,416   $    5,237,434    $    3,536,125    $    6,319,550
   Dividends reinvested                                        -                -                 -                 -
   Cost of shares redeemed                            (1,887,401)      (4,843,401)       (2,062,600)      (10,380,421)
---------------------------------------------------------------------------------------------------------------------
   Net change                                          3,543,015          394,033         1,473,525        (4,060,871)

Institutional shares
   Proceeds from shares issued                                 -                -                 -                 -
   Cost of shares redeemed                                     -                -                 -                 -
---------------------------------------------------------------------------------------------------------------------
   Net change                                                  -                -                 -                 -
---------------------------------------------------------------------------------------------------------------------
Administrative shares
   Proceeds from shares issued                                 -                -                 -                 -
   Cost of shares redeemed                                     -                -                 -                 -
---------------------------------------------------------------------------------------------------------------------
   Net change                                                  -                -                 -                 -
---------------------------------------------------------------------------------------------------------------------

CHANGE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                      $    3,543,015   $      394,033    $    1,473,525    $   (4,060,871)
---------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Standard shares
   Issued                                                548,732          672,716           379,333           819,291
   Reinvested                                                  -                -                 -                 -
   Redeemed                                             (193,103)        (628,978)         (222,436)       (1,349,990)
---------------------------------------------------------------------------------------------------------------------
   Net change                                            355,629           43,738           156,897          (530,699)
---------------------------------------------------------------------------------------------------------------------
Institutional shares
   Issued                                                      -                -                 -                 -
   Redeemed                                                    -                -                 -                 -
---------------------------------------------------------------------------------------------------------------------
   Net change                                                  -                -                 -                 -
---------------------------------------------------------------------------------------------------------------------
Administrative shares
   Issued                                                      -                -                 -                 -
   Redeemed                                                    -                -                 -                 -
---------------------------------------------------------------------------------------------------------------------
   Net change                                                  -                -                 -                 -
---------------------------------------------------------------------------------------------------------------------

CHANGE IN SHARES FROM
   SHARE TRANSACTIONS                                    355,629           43,738           156,897          (530,699)

                                                          GLOBAL EQUITY FUND
---------------------------------------------------------------------------------
                                                    FOR THE SIX
                                                   MONTHS ENDED       FOR THE
                                                     12/31/03        YEAR ENDED
                                                   (UNAUDITED)        06/30/03
---------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss                        $     (442,764)  $     (245,695)
Realized gains/losses on investments
   and foreign currency transactions                  (3,295,807)     (20,092,299)
Change in unrealized appreciation/depreciation
   on investments and foreign currencies              20,066,279       10,231,205
---------------------------------------------------------------------------------
Change in net assets from operations                  16,327,708      (10,106,789)

Dividends to shareholders:
   From net investment income:
   Standard shares                                             -                -

Change in net assets from capital transactions        (5,344,109)     (26,919,108)

CHANGE IN NET ASSETS                              $   10,983,599   $  (37,025,897)
---------------------------------------------------------------------------------
NET ASSETS
Beginning of period                               $  110,592,559   $  147,618,456
End of period                                     $  121,576,158   $  110,592,559
---------------------------------------------------------------------------------
Accumulated net investment income/loss            $   (1,013,051)  $     (570,287)

CAPITAL TRANSACTIONS
Standard shares
   Proceeds from shares issued                    $    8,469,039   $   25,646,368
   Dividends reinvested                                        -                -
   Cost of shares redeemed                           (13,794,772)     (50,286,863)
---------------------------------------------------------------------------------
   Net change                                         (5,325,733)     (24,640,495)

Institutional shares
   Proceeds from shares issued                    $   10,174,574   $   37,771,071
   Cost of shares redeemed                           (10,348,213)     (40,033,225)
---------------------------------------------------------------------------------
   Net change                                           (173,639)      (2,262,154)
---------------------------------------------------------------------------------
Administrative shares
   Proceeds from shares issued                    $      292,878   $      706,362
   Cost of shares redeemed                              (137,615)        (722,821)
---------------------------------------------------------------------------------
   Net change                                            155,263          (16,459)
---------------------------------------------------------------------------------

CHANGE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                      $   (5,344,109)  $  (26,919,108)
---------------------------------------------------------------------------------

SHARE TRANSACTIONS
Standard shares
   Issued                                                547,514        1,995,494
   Reinvested                                                  -                -
   Redeemed                                             (969,989)      (3,944,883)
---------------------------------------------------------------------------------
   Net change                                           (422,475)      (1,949,389)
---------------------------------------------------------------------------------
Institutional shares
   Issued                                                721,787        2,906,867
   Redeemed                                             (735,984)      (3,078,716)
---------------------------------------------------------------------------------
   Net change                                            (14,197)        (171,849)
---------------------------------------------------------------------------------
Administrative shares
   Issued                                                 20,083           55,041
   Redeemed                                               (9,496)         (56,965)
---------------------------------------------------------------------------------
   Net change                                             10,587           (1,924)
---------------------------------------------------------------------------------

CHANGE IN SHARES FROM
   SHARE TRANSACTIONS                                   (426,085)      (2,123,162)

                                                           BALANCED FUND                   ULTRA SHORT BOND FUND
--------------------------------------------------------------------------------------------------------------------
                                                   FOR THE SIX                        FOR THE SIX     FOR THE PERIOD
                                                   MONTHS ENDED    FOR THE PERIOD    -MONTHS ENDED     11/21/02(1)-
                                                    12/31/03         12/20/02(1)       12/31/03          06/30/03
                                                   (UNAUDITED)         06/30/03       (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                             $        1,789   $        1,205   $       94,900    $       82,660
Realized gains/losses on investments                      78,568           24,140          (61,702)           (2,413)
Change in unrealized
   appreciation/depreciation
   on investments                                         48,977           25,761          (29,509)           38,485
--------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                     129,334           51,106            3,689           118,732

Dividends to shareholders:
From net investment income:
   Standard shares                                        (2,426)          (1,502)        (102,571)          (89,255)
   Institutional shares                                        -                -                -                 -
From net realized gains on investments:
   Standard shares                                       (31,488)               -                -                 -
--------------------------------------------------------------------------------------------------------------------
Total dividends                                          (33,914)          (1,502)        (102,571)          (89,255)

Change in net assets from capital transactions           398,027        1,011,462          616,410         9,222,446

CHANGE IN NET ASSETS                              $      493,447   $    1,061,066   $      517,528    $    9,251,923
--------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                               $    1,061,066   $            -   $    9,251,923    $            -
End of period                                     $    1,554,513   $    1,061,066   $    9,769,451    $    9,251,923
--------------------------------------------------------------------------------------------------------------------
Accumulated net investment income/loss            $         (481)  $          156   $       (8,647)   $         (976)

CAPITAL TRANSACTIONS
Standard shares
   Proceeds from shares issued                    $      457,054   $    1,049,586   $    3,998,308    $   10,640,331
   Dividends reinvested                                   33,793              325           95,151            70,753
   Cost of shares redeemed                               (92,820)         (38,449)      (3,477,049)       (1,488,638)
--------------------------------------------------------------------------------------------------------------------
   Net change                                            398,027        1,011,462          616,410         9,222,446
--------------------------------------------------------------------------------------------------------------------

Institutional shares
   Proceeds from shares issued                                 -                -                -                 -
   Dividends reinvested                                        -                -                -                 -
   Cost of shares redeemed                                     -                -                -                 -
--------------------------------------------------------------------------------------------------------------------
   Net change                                                  -                -                -                 -
--------------------------------------------------------------------------------------------------------------------

CHANGE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                      $      398,027   $    1,011,462   $      616,410    $    9,222,446
--------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Standard shares
   Issued                                                 41,644          104,984          399,048         1,060,718
   Reinvested                                              3,031               33            9,535             7,042
   Redeemed                                               (8,550)          (3,660)        (348,763)         (148,149)
--------------------------------------------------------------------------------------------------------------------
   Net change                                             36,125          101,357           59,820           919,611
--------------------------------------------------------------------------------------------------------------------

Institutional shares
   Issued                                                      -                -                -                 -
   Reinvested                                                  -                -                -                 -
   Redeemed                                                    -                -                -                 -
--------------------------------------------------------------------------------------------------------------------
   Net change                                                  -                -                -                 -
--------------------------------------------------------------------------------------------------------------------

CHANGE IN SHARES FROM
   SHARE TRANSACTIONS                                     36,125          101,357           59,820           919,611

(1)  Commencement of operations.

See Financial Notes

                                                           INCOME FUND                      MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------
                                                    FOR THE SIX                       FOR THE SIX
                                                   MONTHS ENDED        FOR THE       MONTHS ENDED       FOR THE
                                                     12/31/03        YEAR ENDED        12/31/03        YEAR ENDED
                                                    (UNAUDITED)       06/30/03        (UNAUDITED)       06/30/03
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                             $    1,051,145   $    2,597,821   $       61,219    $      844,631
Realized gains/losses on investments                     (22,670)       3,091,917                -                 -
Change in unrealized
   appreciation/depreciation
   on investments                                     (1,043,169)       1,619,468                -                 -
--------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                     (14,694)       7,309,206           61,219           844,631

Dividends to shareholders:
From net investment income:
   Standard shares                                    (1,168,859)      (2,770,272)         (39,525)         (710,661)
   Institutional shares                                        -                -          (21,694)         (133,970)
From net realized gains on investments:
   Standard shares                                             -                -                -                 -
--------------------------------------------------------------------------------------------------------------------
Total dividends                                       (1,168,859)      (2,770,272)         (61,219)         (844,631)

Change in net assets from capital transactions        (4,751,055)      (2,889,480)     (13,830,435)      (15,276,980)

CHANGE IN NET ASSETS                              $   (5,934,608)  $    1,649,454   $  (13,830,435)   $  (15,276,980)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                               $   69,137,481   $   67,488,027   $  115,533,193    $  130,810,173
End of period                                     $   63,202,873   $   69,137,481   $  101,702,758    $  115,533,193
--------------------------------------------------------------------------------------------------------------------
Accumulated net investment income/loss            $     (117,714)               -                -                 -

CAPITAL TRANSACTIONS
Standard shares
   Proceeds from shares issued                    $    3,646,649   $   15,862,291   $   38,498,860    $   90,075,370
   Dividends reinvested                                1,073,616        2,594,958           65,696           742,720
   Cost of shares redeemed                            (9,471,320)     (21,346,729)     (51,896,590)     (100,447,452)
--------------------------------------------------------------------------------------------------------------------
   Net change                                         (4,751,055)      (2,889,480)     (13,332,034)       (9,629,362)
--------------------------------------------------------------------------------------------------------------------

Institutional shares
   Proceeds from shares issued                                 -                -   $    4,184,852    $    3,128,338
   Dividends reinvested                                        -                -           23,926           144,697
   Cost of shares redeemed                                     -                -       (4,707,179)       (8,920,653)
--------------------------------------------------------------------------------------------------------------------
   Net change                                                  -                -         (498,401)       (5,647,618)
--------------------------------------------------------------------------------------------------------------------

CHANGE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                      $   (4,751,055)  $   (2,889,480)  $  (13,830,435)   $  (15,276,980)
--------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS
Standard shares
   Issued                                                363,341        1,597,468       38,498,860        90,075,370
   Reinvested                                            106,970          262,370           65,696           742,730
   Redeemed                                             (940,027)      (2,151,369)     (51,896,590)     (100,447,452)
--------------------------------------------------------------------------------------------------------------------
   Net change                                           (469,716)        (291,531)     (13,332,034)       (9,629,352)
--------------------------------------------------------------------------------------------------------------------

Institutional shares
   Issued                                                      -                -        4,184,852         3,128,339
   Reinvested                                                  -                -           23,926           144,697
   Redeemed                                                    -                -       (4,707,179)       (8,920,653)
--------------------------------------------------------------------------------------------------------------------
   Net change                                                  -                -         (498,401)       (5,647,617)
--------------------------------------------------------------------------------------------------------------------

CHANGE IN SHARES FROM
   SHARE TRANSACTIONS                                   (469,716)        (291,531)     (13,830,435)      (15,276,969)

                                                       PRIME MONEY MARKET FUND
------------------------------------------------------------------------------
                                                           FOR THE PERIOD
                                                            07/01/03(1) -
                                                              12/31/03
                                                             (UNAUDITED)
------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $      855,722
Realized gains/losses on investments                                    -
Change in unrealized
   appreciation/depreciation
   on investments                                                       -
-------------------------------------------------------------------------
Change in net assets from operations                              855,722

Dividends to shareholders:
From net investment income:
   Standard shares                                               (855,722)
   Institutional shares                                                 -
From net realized gains on investments:
   Standard shares                                                      -
-------------------------------------------------------------------------
Total dividends                                                  (855,722)

Change in net assets from capital transactions                166,965,687

CHANGE IN NET ASSETS                                       $  166,965,687
-------------------------------------------------------------------------

NET ASSETS
Beginning of period                                        $            -
End of period                                              $  166,965,687
-------------------------------------------------------------------------
Accumulated net investment income/loss                                  -

CAPITAL TRANSACTIONS
Standard shares
   Proceeds from shares issued                             $  237,468,863
   Dividends reinvested                                                 -
   Cost of shares redeemed                                    (70,503,176)
-------------------------------------------------------------------------
   Net change                                                 166,965,687
-------------------------------------------------------------------------

Institutional shares
   Proceeds from shares issued                                          -
   Dividends reinvested                                                 -
   Cost of shares redeemed                                              -
-------------------------------------------------------------------------
   Net change                                                           -
-------------------------------------------------------------------------

CHANGE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                               $  166,965,687
-------------------------------------------------------------------------

SHARE TRANSACTIONS
Standard shares
   Issued                                                     237,468,863
   Reinvested                                                           -
   Redeemed                                                   (70,503,176)
-------------------------------------------------------------------------
   Net change                                                 166,965,687
-------------------------------------------------------------------------

Institutional shares
   Issued                                                               -
   Reinvested                                                           -
   Redeemed                                                             -
-------------------------------------------------------------------------
   Net change                                                           -
-------------------------------------------------------------------------

CHANGE IN SHARES FROM
   SHARE TRANSACTIONS                                        166,965,687

FINANCIAL HIGHLIGHTS

                                                                                                                       DIVIDENDS TO
SELECTED PER SHARE DATA                                                      INVESTMENT ACTIVITIES                     SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                NET ASSET                                NET REALIZED
                                                  VALUE,         NET                    AND UNREALIZED   TOTAL FROM      FROM NET
                                                BEGINNING    INVESTMENT     REDEMPTION   GAINS/LOSSES    INVESTMENT     INVESTMENT
                                                OF PERIOD    INCOME/LOSS       FEE      ON INVESTMENTS   OPERATIONS       INCOME
-----------------------------------------------------------------------------------------------------------------------------------
300 FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Period ended December 31, 2003(1) *             $   10.00        0.01           -            0.97           0.98         (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
CORE GROWTH FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*             $   16.44       (0.07)          -            2.10           2.03             -
Year ended June 30, 2003                            16.73       (0.04)          -           (0.25)         (0.29)            -
Year ended June 30, 2002                            22.12       (0.09)          -           (5.30)         (5.39)            -
Year ended June 30, 2001                            32.59       (0.16)          -           (9.01)         (9.17)            -
Year ended June 30, 2000                            30.52       (0.22)          -            4.08           3.86             -
Year ended June 30, 1999                            23.46       (0.15)          -            7.52           7.37             -
INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*             $   13.52           -           -            1.72           1.72             -
Year ended June 30, 2003                            13.66        0.05           -           (0.19)         (0.14)            -
Year ended June 30, 2002                            17.94        0.04           -           (4.32)         (4.28)            -
Year ended June 30, 2001                            26.59        0.01           -           (7.36)         (7.35)            -
Year ended June 30, 2000                            25.02           -           -            3.36           3.36             -
Year ended June 30, 1999                            19.13        0.01           -            6.19           6.20             -
ADMINISTRATIVE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*             $   16.68       (0.03)          -            2.13           2.10             -
Year ended June 30, 2003                            16.91        0.01           -           (0.24)         (0.23)            -
Year ended June 30, 2002                            22.27       (0.01)          -           (5.35)         (5.36)            -
Year ended June 30, 2001                            32.66       (0.03)(4)       -           (9.06)         (9.09)            -
Period ended June 30, 2000(5)                       32.09       (0.01)          -            0.58           0.57             -
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*             $   10.96       (0.09)          -            1.93           1.84             -
Year ended June 30, 2003                            11.82       (0.17)          -           (0.69)         (0.86)            -
Year ended June 30, 2002                            15.79       (0.20)          -           (3.77)         (3.97)            -
Year ended June 30, 2001                            33.48       (0.21)          -          (11.41)        (11.62)            -
Year ended June 30, 2000                            21.76       (0.30)(4)       -           16.58          16.28             -
Year ended June 30, 1999                            17.55       (0.19)          -            6.19           6.00             -
INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*             $   11.23       (0.08)          -            2.00           1.92             -
Year ended June 30, 2003                            12.02       (0.10)          -           (0.69)         (0.79)            -
Year ended June 30, 2002                            15.96       (0.11)(4)       -           (3.83)         (3.94)            -
Year ended June 30, 2001                            33.61       (0.12)          -          (11.46)        (11.58)            -
Period ended June 30, 2000 (6)                      25.67       (0.11)          -           12.61          12.50             -
ADMINISTRATIVE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*             $   11.11       (0.06)          -            1.94           1.88             -
Year ended June 30, 2003                            11.92       (0.10)          -           (0.71)         (0.81)            -
Year ended June 30, 2002                            15.87       (0.13)          -           (3.82)         (3.95)            -
Year ended June 30, 2001                            33.57       (0.17)(4)       -          (11.46)        (11.63)            -
Period ended June 30, 2000(5)                       28.70       (0.10)(4)       -            4.97           4.87             -

(1) For the period August 29, 2003, commencement of operations, to December 31, 2003.
(2) Not annualized.
(3) Annualized.

* Unaudited.

See Financial Notes

                                              DIVIDENDS TO
SELECTED PER SHARE DATA                       SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------
                                                  FROM                           NET ASSET
                                                   NET             TOTAL           VALUE,             TOTAL
                                                REALIZED        DIVIDENDS TO        END               RETURN
                                                  GAINS         SHAREHOLDERS     OF PERIOD             (%)
----------------------------------------------------------------------------------------------------------------
300 FUND
STANDARD SHARES
----------------------------------------------------------------------------------------------------------------
Period ended December 31, 2003(1) *                  -             (0.01)        $   10.97              9.81(2)
----------------------------------------------------------------------------------------------------------------
CORE GROWTH FUND
STANDARD SHARES
----------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*                  -                 -         $   18.47             12.35(2)
Year ended June 30, 2003                             -                 -             16.44             (1.73)
Year ended June 30, 2002                             -                 -             16.73            (24.37)
Year ended June 30, 2001                         (1.30)            (1.30)            22.12            (28.42)
Year ended June 30, 2000                         (1.79)            (1.79)            32.59             12.82
Year ended June 30, 1999                         (0.31)            (0.31)            30.52             31.58
INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*                  -                 -         $   15.24             12.81(2)
Year ended June 30, 2003                             -                 -             13.52             (1.02)
Year ended June 30, 2002                             -                 -             13.66            (23.86)
Year ended June 30, 2001                         (1.30)            (1.30)            17.94            (27.98)
Year ended June 30, 2000                         (1.79)            (1.79)            26.59             13.67
Year ended June 30, 1999                         (0.31)            (0.31)            25.02             32.62
ADMINISTRATIVE SHARES
----------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*                  -                 -         $   18.78             12.59(2)
Year ended June 30, 2003                             -                 -             16.68             (1.36)
Year ended June 30, 2002                             -                 -             16.91            (24.07)
Year ended June 30, 2001                         (1.30)            (1.30)            22.27            (28.11)
Period ended June 30, 2000(5)                        -                 -             32.66              1.78(2)
----------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
STANDARD SHARES
----------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*                  -                 -         $   12.80             16.79(2)
Year ended June 30, 2003                             -                 -             10.96             (7.28)
Year ended June 30, 2002                             -                 -             11.82            (25.14)
Year ended June 30, 2001                         (6.07)            (6.07)            15.79            (37.52)
Year ended June 30, 2000                         (4.56)            (4.56)            33.48             82.19
Year ended June 30, 1999                         (1.79)            (1.79)            21.76             36.04
INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*                  -                 -         $   13.15             17.10(2)
Year ended June 30, 2003                             -                 -             11.23             (6.57)
Year ended June 30, 2002                             -                 -             12.02            (24.69)
Year ended June 30, 2001                         (6.07)            (6.07)            15.96            (37.21)
Period ended June 30, 2000 (6)                   (4.56)            (4.56)            33.61             55.02(2)
ADMINISTRATIVE SHARES
----------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*                  -                 -         $   12.99             16.92(2)
Year ended June 30, 2003                             -                 -             11.11             (6.80)
Year ended June 30, 2002                             -                 -             11.92            (24.89)
Year ended June 30, 2001                         (6.07)            (6.07)            15.87            (37.43)
Period ended June 30, 2000(5)                        -                 -             33.57             16.97(2)

SELECTED PER SHARE DATA                                                    RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                   NET              RATIO OF        RATIO OF NET       RATIO OF
                                                 ASSETS,           EXPENSES TO        INVESTMENT      EXPENSES TO
                                                  END OF           AVERAGE NET       INCOME/LOSS      AVERAGE NET       PORTFOLIO
                                                  PERIOD         ASSETS, NET OF    TO AVERAGE NET   ASSETS, PRIOR TO    OF PERIOD
                                               ($ X 1,000)      REIMBURSEMENT (%)    ASSETS (%)    REIMBURSEMENT (%)     RATE (%)
-----------------------------------------------------------------------------------------------------------------------------------
300 FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Period ended December 31, 2003(1) *             $   4,446              0.90(3)           0.42(3)           2.82(3)          0.13
-----------------------------------------------------------------------------------------------------------------------------------
CORE GROWTH FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*             $ 311,486              1.51(3)          (0.73)(3)          1.51(3)        147.67
Year ended June 30, 2003                          285,339              1.37             (0.28)             1.53           183.75
Year ended June 30, 2002                          326,793              1.34             (0.43)             1.44            76.40
Year ended June 30, 2001                          472,779              1.34             (0.62)             1.42            44.95
Year ended June 30, 2000                          699,399              1.49             (0.75)             1.52            20.04
Year ended June 30, 1999                          578,286              1.58             (0.68)             1.58            18.04
INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*             $  62,989              0.78(3)           0.02(3)           0.78(3)        147.67
Year ended June 30, 2003                           63,571              0.69              0.36              0.76           183.75
Year ended June 30, 2002                           85,140              0.68              0.23              0.73            76.40
Year ended June 30, 2001                          123,912              0.68              0.04              0.74            44.95
Year ended June 30, 2000                          180,779              0.74              0.00              0.74            20.04
Year ended June 30, 1999                           98,705              0.83              0.05              0.83            18.04
ADMINISTRATIVE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*             $   2,702              1.09(3)          (0.30)(3)          1.09(3)        147.67
Year ended June 30, 2003                            2,426              1.00              0.09              1.06           183.75
Year ended June 30, 2002                            2,029              0.94             (0.05)             1.01            76.40
Year ended June 30, 2001                            1,964              0.94             (0.14)             5.63            44.95
Period ended June 30, 2000(5)                          21              0.99(3)          (0.27)(3)        101.59(3)         20.04
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*             $ 176,336              1.93(3)          (1.49)(3)          1.93(3)         64.94
Year ended June 30, 2003                          157,911              1.95             (1.56)             1.97           315.89
Year ended June 30, 2002                          190,812              1.80             (1.39)             1.86           202.57
Year ended June 30, 2001                          283,760              1.68             (1.09)             1.75           136.63
Year ended June 30, 2000                          386,670              1.69             (1.09)             1.75           159.95
Year ended June 30, 1999                          136,137              1.82             (1.20)             1.83           208.49
INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*             $   3,716              1.29(3)          (0.87)(3)          1.29(3)         64.94
Year ended June 30, 2003                            5,379              1.25             (0.86)             1.28           315.89
Year ended June 30, 2002                            6,428              1.20             (0.78)             1.26           202.57
Year ended June 30, 2001                           19,676              1.30             (0.69)             1.36           136.63
Period ended June 30, 2000 (6)                     16,284              1.24(3)          (0.61)(3)          1.31(3)        159.95
ADMINISTRATIVE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*             $  11,786              1.58(3)          (1.13)(3)          1.58(3)         64.94
Year ended June 30, 2003                            8,561              1.51             (1.13)             1.54           315.89
Year ended June 30, 2002                            8,444              1.47             (1.07)             1.53           202.57
Year ended June 30, 2001                            9,497              1.55             (0.96)             2.06           136.63
Period ended June 30, 2000(5)                           8              1.55(3)          (0.90)(3)        158.14(3)        159.95

(4) Based on average shares outstanding.
(5) For the period February 4, 2000, commencement of operations, to June 30,
    2000.
(6) For the period November 1, 1999, commencement of operations, to June 30,
    2000.

                                                                                                         DIVIDENDS
SELECTED PER SHARE DATA                                  INVESTMENT ACTIVITIES                        TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
                                                                                  NET REALIZED
                                        NET ASSET                                AND UNREALIZED
                                          VALUE,        NET                      GAINS/LOSSES ON   TOTAL FROM   FROM NET
                                        BEGINNING   INVESTMENT    REDEMPTION     INVESTMENTS AND   INVESTMENT  INVESTMENT
                                        OF PERIOD   INCOME/LOSS       FEE      FOREIGN CURRENCIES  OPERATIONS    INCOME
-------------------------------------------------------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*      $  8.67      (0.06)            -              1.97           1.91           -
Year ended June 30, 2003                    9.18      (0.09)            -             (0.42)         (0.51)          -
Year ended June 30, 2002                    9.52      (0.08)            -             (0.26)         (0.34)          -
Year ended June 30, 2001                   11.23      (0.05)            -             (1.64)         (1.69)          -
Period ended June 30, 2000(3)              10.00          -             -              1.23           1.23           -
-------------------------------------------------------------------------------------------------------------------------
VALUE FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*      $  8.64      (0.01)            -              1.45           1.44           -
Year ended June 30, 2003                    8.74      (0.05)            -             (0.05)         (0.10)          -
One month period ended June 30, 2002(4)    10.21      (0.01)            -             (1.46)         (1.47)          -
Year ended May 31, 2002                    15.29      (0.08)            -             (3.57)         (3.65)          -
Year ended May 31, 2001                    14.58      (0.07)            -              2.70           2.63           -
Year ended May 31, 2000                    14.03      (0.08)            -              2.05           1.97           -
Year ended May 31, 1999                    12.98      (0.08)            -              1.95           1.87           -
-------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*      $ 13.39      (0.06)(5)         -              2.18           2.12           -
Year ended June 30, 2003                   14.22      (0.03)(5)      0.02             (0.82)         (0.83)          -
Year ended June 30, 2002                   18.31      (0.11)(5)      0.01             (3.99)         (4.09)          -
Year ended June 30, 2001                   29.99      (0.16)            -             (9.61)         (9.77)          -
Year ended June 30, 2000                   20.22      (0.22)(5)         -             10.94          10.72           -
Year ended June 30, 1999                   16.95      (0.12)            -              3.86           3.74           -
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*      $ 13.65       0.01(5)          -              2.21           2.22           -
Year ended June 30, 2003                   14.40       0.05(5)       0.02             (0.82)         (0.75)          -
Year ended June 30, 2002                   18.46      (0.01)(5)      0.01             (4.06)         (4.06)          -
Year ended June 30, 2001                   30.08      (0.05)(5)         -             (9.66)         (9.71)          -
Period ended June 30, 2000(6)              23.45      (0.05)(5)         -              7.63           7.58           -
-------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE SHARES
-------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*      $ 13.51      (0.01)(5)         -              2.18           2.17           -
Year ended June 30, 2003                   14.30       0.01(5)       0.02             (0.82)         (0.79)          -
Year ended June 30, 2002                   18.38      (0.06)(5)      0.01             (4.03)         (4.08)          -
Year ended June 30, 2001                   30.02      (0.11)(5)         -             (9.62)         (9.73)          -
Period ended June 30, 2000(7)              33.45      (0.06)            -             (3.37)         (3.43)          -
-------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*      $ 10.47       0.02             -              1.08           1.10       (0.02)
Period ended June 30, 2003(8)              10.00       0.02             -              0.47           0.49       (0.02)
-------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*      $ 10.06       0.09             -             (0.08)          0.01       (0.10)
Period ended June 30, 2003(9)              10.00       0.14(5)          -              0.07           0.21       (0.15)

(1) Not annualized.
(2) Annualized.
(3) Less than $0.005 per share.
(4) For the period July 1, 2003, commencement of operations, to December 31, 2003.

*   Unaudited.

See Financial Notes

                                                                                        RATIOS AND
SELECTED PER SHARE DATA                           DIVIDENDS TO SHAREHOLDERS          SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
                                                                                           NET
                                          FROM                  NET ASSET                 ASSETS,
                                           NET        TOTAL       VALUE,     TOTAL        END OF
                                        REALIZED  DIVIDENDS TO     END      RETURN        PERIOD
                                         GAINS    SHAREHOLDERS  OF PERIOD     (%)       ($ X 1,000)
--------------------------------------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*            -           -    $  10.58    22.03(1)    $   25,499
Year ended June 30, 2003                       -           -        8.67    (5.56)          17,821
Year ended June 30, 2002                       -           -        9.18    (3.57)          18,459
Year ended June 30, 2001                   (0.02)      (0.02)       9.52   (15.08)          15,503
Period ended June 30, 2000(3)                  -           -       11.23    12.30(1)         8,397
--------------------------------------------------------------------------------------------------------
VALUE FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*            -           -    $  10.08    16.67(1)    $   20,513
Year ended June 30, 2003                       -           -        8.64    (1.14)          16,226
One month period ended June 30, 2002(4)        -           -        8.74   (14.40)(1)       21,060
Year ended May 31, 2002                    (1.43)      (1.43)      10.21   (25.58)          24,981
Year ended May 31, 2001                    (1.92)      (1.92)      15.29    20.71           14,378
Year ended May 31, 2000                    (1.42)      (1.42)      14.58    14.36            8,726
Year ended May 31, 1999                    (0.82)      (0.82)      14.03    15.43            4,611
--------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*            -           -    $  15.51    15.83(1)    $  111,472
Year ended June 30, 2003                       -           -       13.39    (5.84)(1)      101,846
Year ended June 30, 2002                       -           -       14.22   (22.34)         135,881
Year ended June 30, 2001                   (1.91)      (1.91)      18.31   (33.69)         236,080
Year ended June 30, 2000                   (0.95)      (0.95)      29.99    53.27          354,818
Year ended June 30, 1999                   (0.47)      (0.47)      20.22    22.34           90,549
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*            -           -    $  15.87    16.26(1)    $    7,549
Year ended June 30, 2003                       -           -       13.65    (5.21)           6,688
Year ended June 30, 2002                       -           -       14.40   (21.99)           9,531
Year ended June 30, 2001                   (1.91)      (1.91)      18.46   (33.35)          16,475
Period ended June 30, 2000(6)              (0.95)      (0.95)      30.08    32.55(1)        12,544
--------------------------------------------------------------------------------------------------------
ADMINISTRATIVE SHARES
--------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*            -           -    $  15.68    16.06(1)    $    2,555
Year ended June 30, 2003                       -           -       13.51    (5.52)           2,059
Year ended June 30, 2002                       -           -       14.30   (22.20)           2,207
Year ended June 30, 2001                   (1.91)      (1.91)      18.38   (33.52)           1,748
Period ended June 30, 2000(7)                  -           -       30.02   (10.25)(1)            1
--------------------------------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------------------------------
STANDARD SHARES
Six months ended December 31, 2003*        (0.24)      (0.26)   $  11.31    10.53(1)    $    1,555
Period ended June 30, 2003(8)                  -       (0.02)      10.47     4.87(1)         1,061
--------------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*            -       (0.10)   $   9.97     0.07(1)    $    9,769
Period ended June 30, 2003(9)                  -       (0.15)      10.06     2.12(1)         9,252

SELECTED PER SHARE DATA                                    RATIOS AND SUPPLEMENTAL DATA
                                        ---------------------------------------------------------------
                                            RATIO OF         RATIO OF NET      RATIO OF
                                           EXPENSES TO        INVESTMENT     EXPENSES TO
                                           AVERAGE NET       INCOME/LOSS     AVERAGE NET      PORTFOLIO
                                          ASSETS, NET OF   TO AVERAGE NET  ASSETS, PRIOR TO   TURNOVER
                                        REIMBURSEMENT (%)     ASSETS (%)   REIMBURSEMENT (%)   RATE (%)
-------------------------------------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*           1.52(2)          (1.37)(2)       1.52(2)          142.67
Year ended June 30, 2003                      1.45             (1.12)          1.58             349.79
Year ended June 30, 2002                      1.34             (0.93)          1.40             294.26
Year ended June 30, 2001                      1.34             (0.57)          3.20             146.62
Period ended June 30, 2000(3)                 1.49(2)           0.00(2)        5.98(2)           20.16
-------------------------------------------------------------------------------------------------------
VALUE FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*           1.79(2)          (0.14)(2)       1.79(2)           86.81
Year ended June 30, 2003                      1.90             (0.62)          1.90             209.72
One month period ended June 30, 2002(4)       1.95(2)          (1.33)(2)       2.05(2)            5.87
Year ended May 31, 2002                       1.95             (1.04)          2.54              34.77
Year ended May 31, 2001                       1.95             (0.65)          4.63              62.55
Year ended May 31, 2000                       1.95             (0.68)          7.11              72.32
Year ended May 31, 1999                       1.95             (0.79)         10.32              73.70
-------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*           1.96(2)          (0.85)(2)       1.96(2)           32.30
Year ended June 30, 2003                      1.91             (0.26)          1.91              42.05
Year ended June 30, 2002                      1.84             (0.66)          1.84             132.82
Year ended June 30, 2001                      1.82             (0.71)          1.82             151.95
Year ended June 30, 2000                      1.82             (0.79)          1.83             120.69
Year ended June 30, 1999                      1.96             (0.88)          1.96              64.07
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*           1.33(2)           0.18(2)        1.33(2)           32.30
Year ended June 30, 2003                      1.26              0.42           1.26              42.05
Year ended June 30, 2002                      1.27             (0.05)          1.27             132.82
Year ended June 30, 2001                      1.39             (0.23)          1.42             151.95
Period ended June 30, 2000(6)                 1.39(2)          (0.25)(2)       1.43(2)          120.69
-------------------------------------------------------------------------------------------------------
ADMINISTRATIVE SHARES
-------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*           1.66(2)          (0.18)(2)       1.66(2)           32.30
Year ended June 30, 2003                      1.59              0.11           1.59              42.05
Year ended June 30, 2002                      1.64             (0.39)          1.64             132.82
Year ended June 30, 2001                      1.68             (0.48)          3.18             151.95
Period ended June 30, 2000(7)                 1.68(2)          (0.48)(2)     296.20(2)          120.69
-------------------------------------------------------------------------------------------------------
BALANCED FUND STANDARD SHARES
-------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*           1.30(2)           0.28(2)        5.92(2)           83.50
Period ended June 30, 2003(8)                 1.30(2)           0.41(2)       16.73(2)          140.42
-------------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*           0.03(2)           1.78(2)        1.49(2)           52.31
Period ended June 30, 2003(9)                 0.00(2)           2.29(2)        2.10(2)           56.04

(6) For the period November 1, 1999, commencement of operations, to June 30, 2000.
(7) For the period February 4, 2000, commencement of operations, to June 30, 2000.
(8) For the period December 20, 2002, commencement of operations, to June 30, 2003.
(9) For the period November 21, 2002, commencement of operations, to June 30, 2003.

                                                                                                           DIVIDENDS
SELECTED PER SHARE DATA                                    INVESTMENT ACTIVITIES                       TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------
                                        NET ASSET                              NET REALIZED
                                          VALUE,        NET                   AND UNREALIZED  TOTAL FROM    FROM NET
                                        BEGINNING   INVESTMENT    REDEMPTION   GAINS/LOSSES   INVESTMENT   INVESTMENT
                                        OF PERIOD   INCOME/LOSS       FEE     ON INVESTMENTS  OPERATIONS     INCOME
-----------------------------------------------------------------------------------------------------------------------
INCOME FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*     $   10.28       0.16           -          (0.15)         0.01       (0.18)
Year ended June 30, 2003                     9.62       0.37           -           0.69          1.06       (0.40)
Year ended June 30, 2002                    10.28       0.58           -          (0.66)        (0.08)      (0.58)
Year ended June 30, 2001                    10.20       0.68           -           0.10          0.78       (0.70)
Year ended June 30, 2000                    10.51       0.65           -          (0.32)         0.33       (0.63)
Year ended June 30, 1999                    11.03       0.59           -          (0.50)         0.09       (0.59)
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*     $    1.00          -(3)        -              -             -(3)        -(3)
Year ended June 30, 2003                     1.00       0.01           -              -          0.01       (0.01)
Year ended June 30, 2002                     1.00       0.02           -              -          0.02       (0.02)
Year ended June 30, 2001                     1.00       0.05           -              -          0.05       (0.05)
Year ended June 30, 2000                     1.00       0.05           -              -          0.05       (0.05)
Year ended June 30, 1999                     1.00       0.04           -              -          0.04       (0.04)
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*     $    1.00          -(3)        -              -             -(3)        -(3)
Year ended June 30, 2003                     1.00       0.01           -              -          0.01       (0.01)
Year ended June 30, 2002                     1.00       0.02           -              -          0.02       (0.02)
Year ended June 30, 2001                     1.00       0.05           -              -          0.05       (0.05)
Year ended June 30, 2000                     1.00       0.05           -              -          0.05       (0.05)
Year ended June 30, 1999                     1.00       0.05           -              -          0.05       (0.05)
-----------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------
Period ended December 31, 2003(4)*      $    1.00       0.01           -              -          0.01       (0.01)
-----------------------------------------------------------------------------------------------------------------------

(1)  Not annualized.
(2)  Annualized.
(3)  Less than $0.005 per share.
(4) For the period July 1, 2003, commencement of operations, to December 31, 2003.

 *   Unaudited.

 SELECTED PER SHARE DATA                          DIVIDENDS TO SHAREHOLDERS          RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
                                                                                         NET            RATIO OF
                                         FROM                  NET ASSET                ASSETS,        EXPENSES TO
                                         NET         TOTAL       VALUE,     TOTAL       END OF         AVERAGE NET
                                       REALIZED   DIVIDENDS TO    END       RETURN      PERIOD       ASSETS, NET OF
                                        GAINS     SHAREHOLDERS  OF PERIOD     (%)     ($ X 1,000)   REIMBURSEMENT (%)
---------------------------------------------------------------------------------------------------------------------
INCOME FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*          -       (0.18)      $ 10.11      0.12(1) $  63,203          1.43(2)
Year ended June 30, 2003                     -       (0.40)        10.28     11.28       69,137          1.37
Year ended June 30, 2002                     -       (0.58)         9.62     (0.87)      67,488          1.38
Year ended June 30, 2001                     -(3)    (0.70)        10.28      7.87       71,639          1.40
Year ended June 30, 2000                 (0.01)      (0.64)        10.20      3.35       61,836          1.45
Year ended June 30, 1999                 (0.02)      (0.61)        10.51      0.78       62,837          1.45
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*          -           -(3)    $  1.00      0.03(1) $  91,309          1.00(2)
Year ended June 30, 2003                     -       (0.01)         1.00      0.65      104,641          0.93
Year ended June 30, 2002                     -       (0.02)         1.00      1.71      114,271          0.92
Year ended June 30, 2001                     -       (0.05)         1.00      5.23      117,211          0.89
Year ended June 30, 2000                     -       (0.05)         1.00      4.67      112,700          1.17
Year ended June 30, 1999                     -       (0.04)         1.00      4.07      105,740          1.19
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
Six months ended December 31, 2003*          -           -(3)    $  1.00      0.20(1) $  10,393          0.67(2)
Year ended June 30, 2003                     -       (0.01)         1.00      0.95       10,892          0.63
Year ended June 30, 2002                     -       (0.02)         1.00      1.97       16,539          0.67
Year ended June 30, 2001                     -       (0.05)         1.00      5.43       27,475          0.70
Year ended June 30, 2000                     -       (0.05)         1.00      5.04       23,370          0.81
Year ended June 30, 1999                     -       (0.05)         1.00      4.58       22,464          0.70
---------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------------------
Period ended December 31, 2003(4)*           -       (0.01)      $ 1.00       0.55(1) $ 166,966          0.00(2)
---------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA                         RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
                                         RATIO OF NET       RATIO OF
                                          INVESTMENT      EXPENSES TO
                                         INCOME/LOSS      AVERAGE NET       PORTFOLIO
                                        TO AVERAGE NET  ASSETS, PRIOR TO    TURNOVER
                                          ASSETS (%)    REIMBURSEMENT (%)    RATE (%)
-------------------------------------------------------------------------------------
INCOME FUND
STANDARD SHARES
-------------------------------------------------------------------------------------
Six months ended December 31, 2003*         3.16(2)           1.43(2)         26.41
Year ended June 30, 2003                    3.80              1.37           195.73
Year ended June 30, 2002                    5.77              1.38            54.05
Year ended June 30, 2001                    6.55              1.48            60.53
Year ended June 30, 2000                    6.34              1.47            52.96
Year ended June 30, 1999                    5.50              1.49            44.07
-------------------------------------------------------------------------------------
MONEY MARKET FUND
STANDARD SHARES
-------------------------------------------------------------------------------------
Six months ended December 31, 2003*         0.08(2)           1.00(2)            NA
Year ended June 30, 2003                    0.65              0.93               NA
Year ended June 30, 2002                    1.72              0.92               NA
Year ended June 30, 2001                    5.08              0.89               NA
Year ended June 30, 2000                    4.59              1.18               NA
Year ended June 30, 1999                    4.00              1.24               NA
-------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------
Six months ended December 31, 2003*         0.41(2)           0.67(2)            NA
Year ended June 30, 2003                    0.98              0.63               NA
Year ended June 30, 2002                    1.95              0.67               NA
Year ended June 30, 2001                    5.22              0.70               NA
Year ended June 30, 2000                    4.93              0.82               NA
Year ended June 30, 1999                    4.47              0.70               NA
-------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
STANDARD SHARES
Period ended December 31, 2003(4) *         1.10(2)           0.30(2)            NA
-------------------------------------------------------------------------------------

FINANCIAL NOTES                                                        UNAUDITED

ORGANIZATION

Citizens Funds (the "Trust"), a Massachusetts Business Trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust offers the following funds (individually a "fund," collectively the "funds"):

FUND                                  SHORT NAME                  FUND                                SHORT NAME
-----------------------------------------------------------------------------------------------------------------------------
CITIZENS 300 FUND                     300 Fund                    CITIZENS BALANCED FUND              Balanced Fund
CITIZENS CORE GROWTH FUND             Core Growth Fund            CITIZENS ULTRA SHORT BOND FUND      Ultra Short Bond Fund
CITIZENS EMERGING GROWTH FUND         Emerging Growth Fund        CITIZENS INCOME FUND                Income Fund
CITIZENS SMALL CAP CORE GROWTH FUND   Small Cap Core Growth Fund  CITIZENS MONEY MARKET FUND          Money Market Fund
CITIZENS VALUE FUND                   Value Fund                  CITIZENS PRIME MONEY MARKET FUND    Prime Money Market Fund
CITIZENS GLOBAL EQUITY FUND           Global Equity Fund

The funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. The Core Growth Fund, Emerging Growth Fund and Global Equity Fund currently offer three classes of shares: Standard shares, Institutional shares and Administrative shares. The Money Market Fund offers two classes of shares: Standard shares and Institutional shares. The 300 Fund, Small Cap Core Growth Fund, Value Fund, Balanced Fund, Ultra Short Bond Fund and Income Fund offer one class of shares: Standard shares. Prime Money Market Fund offers one class of shares. Each class of shares in the funds has identical rights and privileges except with respect to fees paid under class-specific agreements, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

CITIZENS MONEY MARKET EXCHANGE

On July 2, 2003, the Money Market Fund transferred $113,739,102 of securities and cash to the Prime Money Market Fund in exchange for 113,739,102 shares of the Prime Money Market Fund. During the remainder of the period covered by this report, the Money Market Fund invested substantially all of its investable assets in the Prime Money Market Fund, an open-end management investment company that has the same investment objective as the Money Market Fund. The percentage of the Prime Money Market Fund owned by the Money Market Fund as of December 31, 2003 was approximately 59.9%. As of December 31, 2003, the Money Market Fund invested approximately 98.3% of its investable assets in the Prime Money Market Fund. The financial statements of the Prime Money Market Fund, including Portfolio Holdings, are included elsewhere in this report and should be read in conjunction with the financial statements of the Money Market Fund.

CITIZENS INTERNATIONAL GROWTH FUND REORGANIZATION

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Citizens International Growth Fund were transferred to the Standard shares of the Global Equity Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on December 19, 2003, following approval by shareholders at a special shareholder meeting. Of the 324,197 shares voted, 266,733 affirmed, 43,590 voted against, and 13,893 abstained. The following is a summary of shares outstanding, net assets, net asset value per share issued, unrealized appreciation/depreciation, and accumulated net realized loss immediately before and after the reorganization:

FINANCIAL NOTES                                                        UNAUDITED

                                               BEFORE REORGANIZATION            AFTER REORGANIZATION
                                       -----------------------------------      --------------------
                                        INTERNATIONAL           GLOBAL                 GLOBAL
                                         GROWTH FUND         EQUITY FUND             EQUITY FUND
----------------------------------------------------------------------------------------------------
Shares                                      433,044.353      7,637,623.361           7,843,039.517
Net assets                             $      3,115,732   $    116,037,295        $    119,153,027
Net asset value:
   Standard shares$                                7.19   $          15.17        $          15.17
   Institutional shares                              NA   $          15.52        $          15.52
   Administrative shares                             NA   $          15.33        $          15.33
Unrealized appreciation/depreciation   $        511,440   $     11,275,289        $     11,786,729
Accumulated net realized loss          $       (928,080)  $   (135,041,252)       $   (135,969,332)

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or lacking any sales, at the last available bid price for domestic securities and halfway between the bid and ask price for international securities. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Fixed-income investments generally are valued at the bid price for securities. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities. Investments for which market quotations are not readily available are valued at fair value, using procedures determined in good faith by the Board of Trustees. Short-term securities maturing within 60 days and investments of the Prime Money Market Fund are valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security. Investments in other money market funds are valued at net asset value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current rate of exchange. Purchases and sales of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FINANCIAL NOTES                                                        UNAUDITED

FOREIGN CURRENCY CONTRACTS The Global Equity Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of foreign currency contracts is determined using the contractual currency exchange rates established at the time of each trade.

REPURCHASE AGREEMENTS The funds may acquire repurchase agreements with an entity that is a member of the Federal Reserve System, collateralized by instruments issued by the U.S. government, its agencies or instrumentalities. The repurchase price generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. It is the funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity. Collateral subject to repurchase agreements is held by the funds' custodian or another qualified custodian. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the funds may be delayed or limited.

RESTRICTED SECURITIES The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration, or to the public, if the securities are registered under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and the prompt sale at an acceptable price may be difficult.

REDEMPTION FEE The Global Equity Fund charges a redemption fee of 2% (paid to the fund) with respect to shares of the fund redeemed or exchanged within 60 days of purchase. The fee does not apply to shares purchased through the reinvestment of dividends or other distributions, redemptions by the fund of accounts below minimum balances, redemptions due to shareholder death or disability, or certain omnibus accounts or retirement plans. For the six months ended December 31, 2003, the Global Equity Fund collected $19,870 in redemption fees. These fees are included in the "change in net assets from capital transactions" amounts in the Statements of Changes in Net Assets.

DIVIDENDS TO SHAREHOLDERS The 300 Fund, Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Value Fund and Global Equity Fund declare and distribute dividends from net investment income, if any, to shareholders annually. The Balanced Fund declares and distributes dividends from net investment income to shareholders quarterly. The Income Fund declares and distributes dividends from net investment income to shareholders monthly. Dividends from net investment income, if any, for the Ultra Short Bond Fund, Money Market Fund and Prime Money Market Fund are declared daily and paid monthly. The funds' net realized gains, if any, are distributed to shareholders at least annually.

Additional dividends may also be paid to the funds' shareholders to the extent necessary to avoid federal excise tax on certain undistributed income and net realized gains. The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification.

OFFERING COSTS Expenses incurred in connection with the offering of fund shares (such as drafting of registration statements and agreements) for the 300 Fund, Balanced Fund, Ultra Short Bond Fund and Prime Money Market Fund were paid by the funds and are being amortized over a 12-month period starting with each fund's commencement of operations.

FINANCIAL NOTES                                                        UNAUDITED

FEDERAL INCOME TAXES Each fund is a separate taxable entity for federal tax purposes. Each fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and distributes substantially all of its taxable net investment income and net realized gains, if any, to its shareholders.

FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE Citizens Advisers, Inc. (the "Adviser") serves as Adviser to each of the funds. Under the terms of the management contract, the Adviser is paid a fee that is computed daily based on an annual rate for each fund's average daily net assets. Those rates are as follows:

FUND                              FEE RATE
------------------------------------------
300 Fund                           0.20%
Core Growth Fund                   0.50%
Emerging Growth Fund               1.00%
Small Cap Core Growth Fund         0.50%
Value Fund                         0.70%
Global Equity Fund                 1.00%
Balanced Fund                      0.65%
Ultra Short Bond Fund              0.35%
Income Fund                        0.65%
Money Market Fund                  0.35%*
Prime Money Market Fund            0.25%

*For any period that the Money Market Fund invests its assets in Prime Money Market Fund, the total management fee payable to the Adviser under the management contract with respect to the fund shall not exceed 0.35% per annum of the fund's average net assets minus the fund's allocable share of the management fees paid to the Adviser from Prime Money Market Fund.

SSgA Funds Management, Inc. serves as the Sub-Adviser for the Global Equity Fund. For its services, the Sub-Adviser receives a fee computed daily based on an annual rate of the fund's average daily net assets, paid by the Adviser as follows:

FUND                              FEE RATE
--------------------------------------------------------------------------------------
Global Equity Fund                 0.35% of the first $500 million, 0.25% thereafter

DISTRIBUTION FEE Citizens Securities, Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the funds' Distributor. Pursuant to Rule 12b-1 under the 1940 Act, the Trust's shareholders have adopted a separate distribution plan with respect to the funds' Standard and Administrative shares pursuant to which the funds, except the Prime Money Market Fund and Money Market Fund, compensate the Distributor for services in an amount equal to 0.25% per annum of average annual net assets represented by such shares.

ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES The Adviser, with whom certain officers and trustees are affiliated, performs administrative duties for the Trust under a separate administrative contract, which provides for the reimbursement of out-of-pocket expenses as well as fees for services rendered. In accordance with the terms of the administrative contract, fees and expenses are accrued daily based on average daily net assets of each fund at the annual rate of 0.15%. For the six months ended December 31, 2003, no fees or expenses were charged to the Prime Money Market Fund.

In addition, Citizens Securities, Inc., a wholly owned subsidiary of the Adviser, provides a number of administrative services to the Trust, relating primarily to shareholder services and communications, and is paid an account fee for providing such services and communications for each of the individual funds with the exception of the Core Growth Fund, Standard shares. The Core Growth Fund, Standard shares may be charged a shareholder service fee of up to 0.35% based on the average daily net assets of the class. For the six months ended December 31, 2003, a fee of 0.25% was charged.

FINANCIAL NOTES                                                        UNAUDITED

TRANSFER AGENCY, FUND ACCOUNTING AND CUSTODY BISYS Fund Services Ohio, Inc. provides transfer agency and fund accounting services to the funds pursuant to certain fee arrangements. Transfer agent expenses also include the cost of services rendered by third parties to provide sub-transfer agency services, with the following exception: Citizens Advisers provides transfer agency services for the Prime Money Market Fund. Fifth Third Bank acts as custodian for the funds. Custody expenses may be incurred or offset from fees or credits arising from cash balances maintained on deposit.

TRUSTEE FEES Certain officers and Trustees of the Trust are "interested persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "interested person" receives an annual retainer of $12,000 and $1,250 for each day's attendance at a Trustee meeting. The independent trustees have elected a Chair, who receives an additional annual retainer of $5,000; and a Vice Chair, Audit Committee Chair and Social Responsibility Committee Chair, who each receives an additional annual retainer of $2,500.

EXPENSE ALLOCATION Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Expenses specific to a class are charged to that class.

FEE REDUCTIONS AND REIMBURSEMENTS For the six months ended December 31, 2003, the Adviser has voluntarily agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, for certain funds to the extent they exceeded the following limits:

FUND                    EXPENSE LIMITATION
------------------------------------------
300 FUND                      0.90%
BALANCED FUND                 1.30%
ULTRA SHORT BOND FUND         0.10%*
PRIME MONEY MARKET FUND       0.00%

*For the period July 1, 2003 to October 27, 2003, the Adviser voluntarily waived all fees and reimbursed all expenses for the Ultra Short Bond Fund.

The expense limitations above are voluntary and may be removed by the Adviser at any time.

FEES PAID INDIRECTLY During the period, certain funds participated in a directed brokerage program in which the funds utilize recaptured commissions on securities transactions to pay for, in whole or in part, certain expenses of the funds.

INVESTMENT TRANSACTIONS

The following summarizes purchases and sales of investment securities, other than short-term investments, by fund for the six months ended December 31, 2003:

FUND                          PURCHASES         SALES
-------------------------------------------------------------
300 FUND                     $   1,784,609  $       16,500
CORE GROWTH FUND               536,075,244     545,427,060
EMERGING GROWTH FUND           118,411,253     130,008,527
SMALL CAP CORE GROWTH FUND      34,190,233      30,951,039
VALUE FUND                      17,005,391      15,465,871
GLOBAL EQUITY FUND           $  36,254,609  $   42,732,068
BALANCED FUND                    1,322,244         991,984
ULTRA SHORT BOND FUND            5,576,161       4,163,361
INCOME FUND                     16,511,577      24,788,233

SUBSEQUENT EVENT

On February 16, 2004, the Trustees approved the withdrawal of the assets of the Money Market Fund from the Prime Money Market Fund.

FINANCIAL NOTES                                                        UNAUDITED

SHAREHOLDER SERVICES

AT CITIZENS FUNDS, we want our investors to know how much we value their business. That's why we offer a comprehensive range of services that includes everything from attentive telephone representatives to an informative Web site.

EXCHANGES BETWEEN CITIZENS FUNDS* You can move your money from any one of our funds to another.

RETIREMENT INVESTING We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

AUTOMATIC INVESTMENT PLAN Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

UNPARALLELED CUSTOMER SERVICE Our representatives are well-trained professionals whose goal is to satisfy most requests during the first phone call. Representatives are available from 9 AM to 6 PM (ET) Monday - Friday at 800.223.7010.

www.citizensfunds.com Our Web site offers daily fund prices and performance, fund and manager profiles, fund prospectuses and applications, shareholder activism updates, online account access and transactions and much more.

INTELLIGENT COMMUNICATIONS Citizens Funds was a pioneer of the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications.

PROXY VOTING A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800.223.7010, on our Web site, and on the SEC's Web site at http://www.sec.gov.

*Citizens Global Equity Fund charges a redemption fee of 2% on shares redeemed or exchanged within 60 days of purchase.

[CITIZENS FUNDS (R) LOGO]

TRUSTEES
Judy Belk
Walter D. Bristol, Jr.
Sophia Collier
Jeannie H. Diefenderfer
Pablo S. Eisenberg
Orlando Hernandez
Mitchell A. Johnson
Martha S. Pope

DISTRIBUTOR
Citizens Securities, Inc.
230 Commerce Way
Portsmouth, NH 03801
800.223.7010
603.436.5152

MANAGER
Citizens Advisers, Inc.
230 Commerce Way
Portsmouth, NH 03801
800.223.7010
603.436.5152

CUSTODIAN
Fifth Third Bank
Cincinnati, OH 45263

TRANSFER AND
ACCOUNTING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Bingham McCutchen LLP
Boston, MA 02110

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
Columbus, OH 43215

FUNDAMENTALLY STRONG. SOCIALLY RESPONSIBLE.

Citizens Funds are distributed by Citizens Securities, Inc.,
Portsmouth, NH 03801 and are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments' FundsNetwork(R).

Citizens Funds(R) is a trademark of Citizens Advisers, Inc.

This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please visit www.citizensfunds.com or call 800.223.7010 for a prospectus that contains complete details of fees and expenses and should be read carefully before investing.

(C) 2004 Citizens Advisers, Inc.

[RECYCLE LOGO]  Printed on chemical-free 100% post-consumer
                paper with soy-based inks.                             SAR 2/04

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating affectively to ensure that information required to be disclosed by the registrant on Form N-CSR is
    (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Not applicable at this time.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citizens Funds

By: /s/  Sophia Collier
         -------------------
         Sophia Collier
         President

Date: March 08, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/  Sophia Collier
         -------------------
         Sophia Collier
         President

Date: March 08, 2004


By: /s/  Sean P. Driscoll
         -------------------
         Sean P. Driscoll
         Treasurer

Date: March 08, 2004